                                                                EXHIBIT 17(b)(3)
                                Information for:

                 Special Committee of the Board of Directors of

            --------------------------------------------------------
                                  UNITED FOODS
            --------------------------------------------------------

                                  May 10, 1999

                              -------------------
                              J.C. Bradford & Co.
                              -------------------

                               330 Commerce Street
                               Nashville, TN 37201
                                  (800)522-4750

Table of Contents

   United Foods, Inc. Fairness Opinion

      I.  Transaction Overview

     II.  Summary of Analysis

    III.  Comparable Company Analysis

     IV.  Comparable Transaction Analysis

      V.  Discounted Cash Flow Analysis

     VI.  Premium Analysis

    VII.  Stock Price Analysis

   VIII.  Trading and Equity Analysis

     IX.  Liquidation Analysis


                                                             J.C. Bradford & Co.

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

-     Going Private Transaction - Led by CEO/Chairman Jim Tankersley

- Tankersley Group (Including Jim Tankersley, his wife and his children) to Acquire the Remaining Shares of the Company

- $3.50 per Share Represents a 16% Increase Over Initial Offer of $3.00 per Share and Premiums of 30% and 40% Over Last Trade Price for the Class A Shares ($2.688 on 4/30/99) and Class B Shares ($2.50 on 5/6/99),
      respectively.

-     Tankersley Group Acquiring Approximately 4.3 million shares

                                                             J.C. Bradford & Co.

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

-     Appraisal Rights - Up to 250,000 Shares

-     Cleansing Vote - All Shareholders Not Part of Tankersley Group

-     Financing Contingency

-     Deal Contingent Upon No Material Adverse Change in the Business

- Company Pays Transaction Expenses if Deal Does Not Close Unless Tankersley Group Backs Out for Reasons Unrelated to Financing and Material Adverse Changes

                                                             J.C. Bradford & Co.

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

                    TRANSACTION MULTIPLES:

                                             UNITED FOODS VALUATION
Purchase Price for United Foods Equity            $  3.50

Fully Diluted Shares Outstanding                    6,810

Total Equity Consideration                        $23,835
                                                  -------

Plus:  Net Debt as of 2/28/99                     $48,771

Total Enterprise Valuation                        $72,606
                                                  =======

                                               MULTIPLE OF UF
                       2/28/99             TOTAL ENTERPRISE VALUE
                       -------             ----------------------
Revenue               $206,760                     0.4x

EBITDA                $ 12,338                     5.9x

                                                MULTIPLE OF UF
                                           TOTAL EQUITY CONSIDERATION
                                           --------------------------
LTM EPS                     $   0.08              43.8x

1999 Est. Cal. EPS              0.06              55.4x

2000 Est. Cal. EPS              0.07              47.0x

TRANSACTION OVERVIEW - PROCESS AND DEVELOPMENT
--------------------------------------------------------------------------------

  Date                    Location                        Attendees                   Purpose
-----------------------------------------------------------------------------------------------------------------------------------
 9/25/98    Doramus, Trauger, & Ney - Nashville, TN       Special Committee           Special Committee hires J.C. Bradford & Co.
                                                          Doramus, Trauger, & Ney     to render fairness opinion.
                                                          J.C. Bradford & Co.

 9/29/98    United Foods, Inc. - Bells, TN                Jim Tankersley              Due diligence with Company management
                                                          United Foods, Inc.
                                                          J.C. Bradford & Co.

10/2/98     J.C. Bradford & Co. - Nashville, TN           United Foods, Inc.          Due diligence with Company management
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

10/5/98     Doramus, Trauger, & Ney - Nashville, TN       Special Committee           Presentation of initial findings, preliminary
                                                          Doramus, Trauger, & Ney      valuation
                                                          J.C. Bradford & Co.

10/14/98    Doramus, Trauger, & Ney - Nashville, TN       Special Committee           Special Committee authorizes J.C. Bradford &
                                                          Doramus, Trauger, & Ney     Co. to negotiate for higher price for
                                                          J.C. Bradford & Co.         minority shareholders.

10/20/98    United Foods, Inc. - Bells, TN                Jim Tankersley              Negotiation Meeting I
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

10/27/98    J.C. Bradford & Co. - Nashville, TN           Jim Tankersley              Negotiation Meeting II
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

11/3/98     J.C. Bradford & Co. - Nashville, TN           Jim Tankersley              Negotiation Meeting III
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

11/18/98    Doramus, Trauger, & Ney - Nashville, TN       Special Committee           Presentation of negotiations
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

 12/8/98    J.C. Bradford & Co. - Nashville, TN           Special Committee           Update of negotiations
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

12/15/98    Doramus, Trauger, & Ney - Nashville, TN       Special Committee           Special Committee authorizes deal @ $3.50 per
                                                          Doramus, Trauger, & Ney     share, with cleansing vote, appraisal rights
                                                          J.C. Bradford & Co.         and other contingencies.

12/21/98    Doramus, Trauger, & Ney - Nashville, TN       Special Committee           J.C. Bradford & Co. updates analysis
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

 1/20/99    J.C. Bradford & Co. - Nashville, TN           Special Committee           J.C. Bradford & Co. delivers opinion
                                                          Doramus, Trauger, & Ney
                                                          J.C. Bradford & Co.

TRANSACTION OVERVIEW - ORIGIN OF TRANSACTION
--------------------------------------------------------------------------------

SEPTEMBER 16, 1998

The chairman and chief executive officer of United Foods, Inc., James I. Tankersley, and his family announced that they were going to acquire the remaining shares of the Company's common stock that are not already owned by Mr. Tankersley, his wife or his children (The Tankersley Group) for $3.00 per share.

On receiving the proposal, the Board of Directors of the Company appointed two outside directors, John Wilder and Joe Geary, to a Special Committee. The Board charged the committee with evaluating whether the proposal is in the best interests of the Company and its shareholders other than the Tankersley Group. The Special Committee employed J.C. Bradford to assist in evaluation of the fairness of the proposed transaction.

TRANSACTION OVERVIEW - PROCESS AND DEVELOPMENT
--------------------------------------------------------------------------------

PRICE NEGOTIATIONS

On three separate occasions, J.C. Bradford & Co and the Counsel for the Special Committee met with Tankersley Group to negotiate the offer price up from $3.00 per share.

J.C. Bradford & Co. presented its findings to the Tankersley Group and argued that based upon its analysis a higher price was in order.

The Tankersley Group proposed that the Special Committee and its representatives present a price that would be fair from a financial point of view.

The Special Committee and J.C. Bradford & Co. initially proposed $3.85 per share. In subsequent negotiations, the Tankersley Group and the Special Committee agreed to $3.50 per share (a 16% premium to original offer).

NEGOTIATION OF OTHER TERMS

Original deal did not specifically state other terms and conditions.

J.C. Bradford & Special Committee proposed a cleansing vote that would not include members of the Tankersley family and appraisal rights.

The final terms include a cleansing vote that includes all minority shareholders and appraisal rights limited to 250,000 shares.

TRANSACTION OVERVIEW - REASONS FOR TRANSACTION
--------------------------------------------------------------------------------

- Overcapacity, consolidation of competitors and customers , slotting pressures and the prominence of farmer cooperatives have created severe margin and market share pressures in the industry. These circumstances prevent public investors from placing an attractive multiple on the Company's earnings. With inadequate return on investment for a public company, and with little prospect for better stock prices, the Company knows of only one other public company still primarily in the frozen vegetable packaging business (i.e., Hanover Foods).

- There is no liquidity for shares of the Company's common stock. Sale of any significant number of shares has the effect of driving the price down even further. Therefore, a "non-market" transaction would be best for the public shareholders.

TRANSACTION OVERVIEW - REASONS FOR TRANSACTION
--------------------------------------------------------------------------------

      The Company has no current need for additional equity funds in order to continue its operations. Therefore, it derives no advantage from remaining a public company in terms of access to capital.

- There is a cost to the Company of remaining registered and reporting under the Securities Exchange Act of 1934, which cost would be avoided were the Company to go private.

- The Jim Tankersley Family does not wish to cause the Company to be sold to or merged with an entity not controlled by them, and would not vote in favor of such a transaction. Moreover, the Jim Tankersley Family believes that the Merger Price is fair, from a financial point of view, to all of the shareholders of the Company (other than the Jim Tankersley Family).

TRANSACTION OVERVIEW - PROJECTIONS

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH AFTER FY 2000)
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                   Historical                               Projected
5/9/99  5:49 PM                                   1999         2000          2001          2002          2003          2004
                                               --------      --------      --------      --------      --------      --------
Revenues                                       $206,760      $212,370      $212,370      $212,370      $212,370      $212,370
Cost of sales                                   167,408       172,978       172,978       172,978       172,978       172,978
                                               --------      --------      --------      --------      --------      --------
Gross profit                                     39,352        39,392        39,392        39,392        39,392        39,392

General and administrative, net dep              11,172        10,129        10,129        10,129        10,129        10,129
Direct selling expenses                          15,842        15,041        15,041        15,041        15,041        15,041
                                               --------      --------      --------      --------      --------      --------
Total operating expenses                         27,014        25,170        25,170        25,170        25,170        25,170

EBITDA                                           12,338        14,222        14,222        14,222        14,222        14,222

Depreciation                                      7,119         8,348         8,348         8,348         8,348         8,348
                                               --------      --------      --------      --------      --------      --------
Total depreciation & amortization                 7,119         8,348         8,348         8,348         8,348         8,348

Total operating income                            5,219         5,874         5,874         5,874         5,874         5,874

Interest expense                                  4,138         5,190         5,030         4,666         4,604         4,540
Interest (income)                                    --            --            --            --            --            --
Minority interest expense (income)                   --            --            --            --            --            --
Other expense                                        10            --            --            --            --            --
Other (income)                                      145            --            --            --            --            --
                                               --------      --------      --------      --------      --------      --------
Other expenses (income)                           4,293         5,190         5,030         4,666         4,604         4,540

Pre-tax income                                      926           684           844         1,208         1,270         1,334
Provision for income taxes                          406           260           321           459           482           507
                                               --------      --------      --------      --------      --------      --------
Net income                                     $    520      $    424      $    523      $    749      $    787      $    827
                                               ========      ========      ========      ========      ========      ========

SUMMARY OF ANALYSIS - STRENGTHS OF $3.50 OFFER
--------------------------------------------------------------------------------

- Poor industry dynamics imply little future growth and increasing competition

- 40% and 44% premiums to the last trade stock prices for the Class A and Class B shares, respectively, before announcement

- Premiums of 30% and 40% over last trade prices for the Class A Shares ($2.688 on 4/30/99) and Class B Shares ($2.50 on 5/6/99), respectively

- Comparable company earnings multiples imply valuation significantly below $3.50 (offer represents nearly 44x LTM EPS), especially with regard to the most comparable company

- EBITDA multiples for comparable companies with total market capitalization under $100 MM imply a valuation below $3.50

SUMMARY OF ANALYSIS - STRENGTHS OF $3.50 OFFER
--------------------------------------------------------------------------------


-     Owing to Tankersley control, no likelihood of other buyers

- Discounted cash flow analysis using management projections for 2000 and most likely growth rates yields values below $3.50

- Only 17% of days during 1998 and 1999 when the stock traded did the price reach $3.50

- Company completed a $2.50/share tender offer in July 1997 for 4.0 million aggregate Class A & B Shares (original offer was for 2.0 million shares)

SUMMARY OF ANALYSIS - WEAKNESSES OF $3.50 OFFER
--------------------------------------------------------------------------------

-     Offer is roughly half of book value

- Enterprise Value/LTM EBITDA is 5.9x, which, is below average of comparable group

-     Comparable transaction analysis yields valuations above $3.50 per share

SUMMARY OF ANALYSIS - COMPARABLE COMPANY ANALYSIS

    COMPARABLE COMPANY ANALYSIS (SMALL CAP) examines the consideration to be paid for United Foods compared to market valuations of publicly held food distribution companies with total market capitalization under $100 Million.

                                        AVERAGE         TRANSACTION    % PREMIUM/
            MULTIPLE BASIS              MULTIPLE          MULTIPLE      (DISCOUNT)
            --------------              --------          --------      ----------
            LTM Earnings                  9.4x             43.8x          366.5%

            LTM EBITDA                    4.7x              5.9x           26.3%

            Book Value                    1.1x              0.5x          (52.4%)

   Financial and operating data were reviewed in connection with this analysis for the following companies in the food distribution industry:

      Hanover Foods Corp.       Smithfield Companies, Inc.      Sylvan, Inc.

                                                          [J.C. Bradford & Co.]

SUMMARY OF ANALYSIS - COMPARABLE COMPANY ANALYSIS

   COMPARABLE COMPANY ANALYSIS examines the consideration to be paid for United Foods compared to market valuations of publicly held food distribution companies.

                                          ADJUSTED AVERAGE
                                         COMPARABLE COMPANY   TRANSACTION    % PREMIUM/
               MULTIPLE BASIS                 MULTIPLE          MULTIPLE      (DISCOUNT)
               --------------                 --------          --------      ----------
               LTM Earnings                    16.3x             43.8x          168.7%

               1999 Earnings Multiple          13.4x             55.4x          313.7%

               2000 Earnings Multiple          11.7x             47.0x          302.4%

               LTM EBITDA                       7.4x              5.9x          (20.6%)

               Book Value                       1.7x              0.5x          (69.4%)

   Financial and operating data were reviewed in connection with this analysis for the following companies in the food distribution industry:

      Chiquita Brands Intl.     Michael Foods, Inc.            Sylvan, Inc.
      Dean Foods Co.            Performance Food Group Co.     Tyson Foods, Inc.
      Fresh America Corp.       Seneca Foods Corp.             Vlasic Foods International
      Hanover Foods Corp.       Smithfield Companies, Inc.
      Mccormick & Co.           Smucker (Jm) Co.

                                                           [J.C. Bradford & Co.]

SUMMARY OF ANALYSIS - COMPARABLE TRANSACTION ANALYSIS

    COMPARABLE TRANSACTION ANALYSIS examines the consideration to be paid for United Foods, Inc. compared to multiples at which food distribution companies have been acquired.

                                       AVERAGE
                                     COMPARABLE
                                     TRANSACTION   TRANSACTION   % PREMIUM/
           MULTIPLE BASIS              MULTIPLE      MULTIPLE     (DISCOUNT)
           --------------              --------      --------     ----------
           Book Value Multiple            3.6x         0.5x         (85.5%)

           LTM Net Income Multiple       23.9x        43.8x          83.4%

           LTM EBITDA Multiple           12.4x         5.9x         (52.6%)

                                                       [J.C. Bradford & Co.]

SUMMARY OF ANALYSIS - DISCOUNTED CASH FLOW ANALYSIS

  DISCOUNTED CASH FLOW ANALYSIS examines the cash flows of United Foods, Inc. for the next five years.

  The following chart compares the results of this methodology to the price per share being paid in the transaction:

                               UNITED FOODS, INC.
                   SUMMARY OF DISCOUNTED CASH FLOW METHODOLOGY

                                                                                                               PREMIUM/
                                                                                             ACQUISITION    (DISCOUNT) TO
                  CASH FLOW EBITDA EXIT MULTIPLE METHOD                  VALUATION              PRICE        THE AVERAGE
                  -------------------------------------                  ---------              -----        -----------
                  Discount Range:      10%
                  Multiple:            6.0x
                  Add back:         $750,000

                  Current Per Share Value - 0% Growth Case(1)            $   2.13             $  3.50           64.3%

                  Current Per Share Value - 2.5% Growth Case(1)          $   2.77             $  3.50           26.5%

                  (1) Based on 6,809,929 shares outstanding.

                                                           [J.C. Bradford & Co.]

SUMMARY OF ANALYSIS - PREMIUMS ANALYSIS

    PREMIUMS ANALYSIS. The premium paid to United Food's current and recent trading prices compares favorably to premiums paid in similar public cash transactions.

           PREMIUMS PAID %                                                    PREMIUM/
                                                                TRANSACTION   (DISCOUNT)
                                                 1996 - 1999      PREMIUM     TO AVERAGE
                                                 -----------      -------     ----------
            PURCHASE FOR CASH
                               1 Week Prior         37.5%          30.2%         (7.2%)
                               1 Month Prior        44.0%          33.3%        (10.6%)

Source:  Securities Data Company
(1) Premium period is relative to the close on the day of announcement.

                                                           [J.C. Bradford & Co.]

COMPARABLE COMPANY ANALYSIS

   FOOD DISTRIBUTION INDUSTRY (TOTAL MARKET CAPITALIZATION LESS THAN $100 MM)
                      COMPARABLE COMPANY SUMMARY VALUATION
                                AVERAGE MULTIPLES                 (IN THOUSANDS)

     PRICE TO TRAILING EARNINGS MULTIPLE BASIS:                          LTM EBITDA MULTIPLE BASIS:

   LTM EARNINGS ENDED     2/28/99        $    520        LTM EBITDA ENDED                  2/28/99     $   12,338

   AVERAGE MULTIPLE                          9.38 X      AVERAGE MULTIPLE                                    4.66 X
                                         _________                                                     __________
   VALUATION                             $  4,877                                                          57,474

   VALUATION PER SHARE (1)               $   0.72        LESS TOTAL DEBT, NET OF CASH ON   2/28/99         48,771
                                                                                                       __________
                                                         VALUATION                                      $   8,703

                                                         VALUATION PER SHARE (1)                        $    1.28


               BOOK VALUE MULTIPLE BASIS:

  BOOK VALUE AS OF              2/28/99               $   46,268

  AVERAGE MULTIPLE                                          1.08 X
                                                      __________
  VALUATION                                               50,074

  VALUATION PER SHARE (1)                             $     7.35

   (1) Based on 6.8 million shares outstanding.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
                       OVERALL ADJUSTED AVERAGE MULTIPLES
                                                                  (In thousands)

    PRICE TO TRAILING EARNINGS MULTIPLE BASIS:               PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:
LTM EARNINGS ENDED     2/28/99        $     520           ESTIMATED EARNINGS ENDED           12/31/99      $    430

ADJUSTED AVERAGE MULTIPLE                 16.28 X         ADJUSTED AVERAGE MULTIPLE                           13.39 X
                                      ---------                                                            --------
VALUATION                             $   8,467           VALUATION                                        $  5,761
                                      ---------                                                            --------
VALUATION PER SHARE (1)               $    1.24           VALUATION PER SHARE (1)                          $   0.85
                                      ---------                                                            --------
      LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ENDED     2/28/99          $  12,338

ADJUSTED AVERAGE MULTIPLE                  7.41 X
                                      ---------
                                         91,418

LESS TOTAL DEBT, NET OF CASH 2/28/99     48,771
                                      ---------
VALUATION                             $  42,647
                                      ---------
VALUATION PER SHARE (1)               $    6.26
                                      ---------

   PRICE TO CALENDAR 2000 EARNINGS MULTIPLE BASIS:(2)
 ESTIMATED EARNINGS ENDED     12/31/00      $    507

 ADJUSTED AVERAGE MULTIPLE                     11.69 X
                                            --------
 VALUATION                                  $  5,923
                                            --------
 VALUATION PER SHARE (1)                    $   0.87
                                            --------
     EQUITY TO BOOK VALUE MULTIPLE BASIS:

 BOOK VALUE                 2/28/99         $ 46,268

 ADJUSTED AVERAGE MULTIPLE                      1.68 X
                                            --------
 VALUATION                                  $ 77,859
                                            --------
 VALUATION PER SHARE (1)                    $  11.43
                                            --------

(1) Based on 6.8 million shares outstanding.
(2) Based on 0% growth, base case projection.

 COMPARABLE COMPANY ANALYSIS

   FOOD DISTRIBUTION INDUSTRY (TOTAL MARKET CAPITALIZATION LESS THAN $100 MM)
                       COMPARABLE COMPANY MARKET MULTIPLES



                                                                                        5-YEAR
                                         LTM      LTM      CAL. 1999   CAL. 2000       PROJECTED        52 WEEK
COMPANY                     TICKER       END      EPS      EST. EPS   EST. EPS(1)     GROWTH RATE   HIGH       LOW
-------                     ------       ---      ---      --------   -----------     -----------   ----       ---
United Foods-Cl A           UFD.A       Feb 99    0.08        0.06       0.07               NA       3.69      2.13

Hanover Foods Corp/Pa       3HNFSA      Feb 99   12.27         NA         NA                NA     100.00     50.00
Smithfield Companies Inc    HAMS        Dec 98    0.62         NA         NA                NA       8.63      6.25
Sylvan Inc                  SYLN        Mar 99    0.97        1.05       1.15               NA      18.75      9.50



                      BASED ON CLOSING STOCK PRICE AS OF       5/7/99

                                                         PRICE/      PRICE/      CAL. 1999     CAL. 2000
                                  PRICE       PRICE/    CAL. 1999   CAL. 2000       PE /          PE /
COMPANY                         PER SHARE    LTM EPS    EST. EPS    EST. EPS    GROWTH RATE   GROWTH RATE
-------                         ---------    -------    --------    --------    -----------   -----------
United Foods-Cl A                  3.50        43.8 x      NM x       NM x          NM           NM

Hanover Foods Corp/Pa             59.38         4.8        NA         NA            NM           NM
Smithfield Companies Inc           7.81        12.6        NA         NA            NM           NM
Sylvan Inc                        10.38        10.7        NM         NM            NM           NM
                                               ----------------------------------------------------
                                 Median:       10.7 x      NM x       NM x          NM           NM

                                 Average:       9.4        NM         NM            NM           NM
                                               ----------------------------------------------------

(1) When calendar 2000 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

 COMPARABLE COMPANY ANALYSIS

   FOOD DISTRIBUTION INDUSTRY (TOTAL MARKET CAPITALIZATION LESS THAN $100 MM)
               COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES

                                                                                                                  (IN THOUSANDS)
                                                                                    TOTAL          TOTAL
                                          5/7/99      NUMBER OF       TOTAL          DEBT,         MARKET        BOOK        LTM
COMPANY                      TICKER        PRICE       SHARES        EQUITY      NET OF CASH      CAPITAL        VALUE       EBIT
-------                      ------        -----       ------        ------      -----------      -------        -----       ----
United Foods-Cl A            UFD.A          3.50        6,810         23,835        48,771         72,606        46,268      5,443

Hanover Foods Corp/Pa        3HNFSA        59.38          716         42,533        45,157         87,690        61,654          0
Smithfield Companies Inc     HAMS           7.81        2,341         18,289        (7,259)        11,030        15,738          4
Sylvan Inc                   SYLN          10.38        6,497         67,406        29,095         96,501        48,325        872

                                                          (IN THOUSANDS)
                                                 MARKET       EQUITY/
                                   LTM             CAP./        BOOK
COMPANY                           EBITDA          EBITDA       VALUE
-------                           ------          ------       -----
United Foods-Cl A                 12,338           5.9 x        0.52 x

Hanover Foods Corp/Pa             24,129           3.6          0.69
Smithfield Companies Inc           2,325           4.7          1.16
Sylvan Inc                        17,242           5.6          1.39
                                                   -----------------
                                  Median:          4.7 x        1.16 x

                                  Average:         4.7          1.08
                                                   -----------------

 COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                       COMPARABLE COMPANY MARKET MULTIPLES

                                                                                         5-YEAR
                                          LTM     LTM       CAL. 1999   CAL. 2000       PROJECTED       52 WEEK
COMPANY                     TICKER        END     EPS       EST. EPS    EST. EPS(1)    GROWTH RATE    HIGH    LOW
-------                     ------        ---     ---       --------    -----------    -----------    ----    ---
United Foods-Cl A           UFD.A       Feb 99    0.08         0.06        0.07             NA        3.69    2.13

Chiquita Brands Intl        CQB         Mar 98   $0.54        $0.95       $1.17             11.0%   $14.69   $7.94
Dean Foods Co               DF          Feb 99    1.94         2.42        2.81             15.9%    57.44   32.94
Fresh America Corp          FRES        Dec 98    1.36         1.76        2.08             21.7%    23.50    9.50
Hanover Foods Corp/Pa       3HNFSA      Feb 99   12.27         NA          NA               NA      100.00   50.00
Mccormick & Co              MCCRK       Feb 99    1.46         1.61        1.77             10.4%    36.44   26.63
Michael Foods Inc           MIKL        Mar 99    1.86         2.04        2.35             14.7%    31.13   16.69
Performance Food Group Co   PFGC        Dec 98    1.24         1.48        1.77             20.4%    30.50   17.63
Seneca Foods Corp  -Cl B    SENEB       Dec 98   (1.18)        NA          NA               NA       16.75   10.00
Smithfield Companies Inc    HAMS        Dec 98    0.62         NA          NA               NA        8.63    6.25
Smucker (Jm) Co-Cl A        SJM.A       Jan 99    1.29         1.40        1.51              8.0%    25.69   20.50
Sylvan Inc                  SYLN        Mar 99    0.97         1.05        1.15             NA       18.75    9.50
Tyson Foods Inc-Cl A        TSN         Dec 98    0.82         1.30        1.50             15.6%    26.00   16.31
Vlasic Foods International  VL          Jan 99    0.44         0.76        0.84             11.0%    24.81    7.75

                            Median:

                            Average:

                            Adjusted Average (excludes high and low):

                             BASED ON CLOSING STOCK PRICE AS OF         5/7/99

                                                      PRICE/          PRICE/      CAL. 1999       CAL. 2000
                               PRICE      PRICE/     CAL. 1999       CAL. 2000       PE /           PE /
COMPANY                      PER SHARE   LTM EPS     EST. EPS        EST. EPS    GROWTH RATE    GROWTH RATE
-------                      ---------   -------     --------        --------    -----------    -----------
United Foods-Cl A               3.50      43.8 x        55.4 x         47.0 x        NM             NM

Chiquita Brands Intl           $9.31      17.2           9.8            8.0          89.1%          72.4%
Dean Foods Co                  38.00      19.6          15.7           13.5          98.6%          85.1%
Fresh America Corp             15.94      11.7           9.1            7.7          41.8%          35.4%
Hanover Foods Corp/Pa          59.38       4.8          NA             NA            NM             NM
Mccormick & Co                 30.50      20.9          19.0           17.2         182.0%         164.8%
Michael Foods Inc              22.63      12.2          11.1            9.6          75.6%          65.8%
Performance Food Group Co      25.50      20.6          17.2           14.4          84.5%          70.5%
Seneca Foods Corp-Cl B         14.25      NM            NA             NA            NM             NM
Smithfield Companies Inc        7.81      12.6          NA             NA            NM             NM
Smucker (Jm) Co-Cl A           22.00      17.1          15.8           14.6         196.9%         182.4%
Sylvan Inc                     10.38      10.7           9.9            9.0          NM             NM
Tyson Foods Inc-Cl A           20.56      25.1          15.9           13.7         101.7%          87.9%
Vlasic Foods International      8.94      20.3          11.8           10.6         107.4%          96.8%
                                          --------------------------------------------------------------
Median:                                   17.1 x        13.7 x         12.1 x        98.6%          85.1%

Average:                                  16.1          13.5           11.8         108.6%          95.7%

Adjusted Average (excludes high and low): 16.3          13.4           11.7         105.6%          91.9%
                                          --------------------------------------------------------------

(1) When calendar 2000 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

 COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
               COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES

                                                                                                       (IN THOUSANDS)
                                                                                       TOTAL        TOTAL
                                            5/7/99      NUMBER OF        TOTAL         DEBT,        MARKET         BOOK
COMPANY                       TICKER        PRICE        SHARES         EQUITY      NET OF CASH     CAPITAL        VALUE
-------                       ------        -----        ------         ------      -----------     -------        -----
United Foods-Cl A             UFD.A          3.50         6,810         23,835        48,771         72,606        46,268

Chiquita Brands Intl          CQB           $9.31        65,723       $611,880     1,082,979     $1,694,859       793,980
Dean Foods Co                 DF            38.00        39,417      1,497,846       520,662      2,018,508       723,186
Fresh America Corp            FRES          15.94         5,203         82,923        49,621        132,544        50,562
Hanover Foods Corp/Pa         3HNFSA        59.38           716         42,533        45,157         87,690        61,654
Mccormick & Co                MCCRK         30.50        71,448      2,179,166       422,649      2,601,815       367,586
Michael Foods Inc             MIKL          22.63        20,937        473,701       164,060        637,761       244,149
Performance Food Group Co     PFGC          25.50        13,507        344,437        89,889        434,326       152,416
Seneca Foods Corp-Cl B        SENEB         14.25         6,154         87,695       216,655        304,350       137,422
Smithfield Companies Inc      HAMS           7.81         2,341         18,289        (7,259)        11,030        15,738
Smucker (Jm) Co-Cl A          SJM.A         22.00        29,150        641,297        (5,824)       635,473       315,416
Sylvan Inc                    SYLN          10.38         6,497         67,406        29,095         96,501        48,325
Tyson Foods Inc-Cl A          TSN           20.56       230,702      4,743,810     1,963,700      6,707,510     2,016,200
Vlasic Foods International    VL             8.94        45,502        406,674       539,074        945,748       125,498

                                                                             (IN THOUSANDS)
                                                                    MARKET      EQUITY/
                                  LTM             LTM                CAP./       BOOK
COMPANY                           EBIT           EBITDA             EBITDA       VALUE
-------                           ----           ------             ------       -----
United Foods-Cl A                 5,443           12,338              5.9 x       0.52 x

Chiquita Brands Intl             $4,703         $265,000              6.4         0.77
Dean Foods Co                     3,142          241,880              8.3         2.07
Fresh America Corp                  908           18,345              7.2         1.64
Hanover Foods Corp/Pa                 0           24,129              3.6         0.69
Mccormick & Co                    3,662          243,066             10.7         5.93
Michael Foods Inc                12,750          116,237              5.5         1.94
Performance Food Group Co         1,988           40,282             10.8         2.26
Seneca Foods Corp-Cl B               (4)          43,198              7.0         0.64
Smithfield Companies Inc              4            2,325              4.7         1.16
Smucker (Jm) Co-Cl A                683           80,288              7.9         2.03
Sylvan Inc                          872           17,242              5.6         1.39
Tyson Foods Inc-Cl A            (20,500)         658,600             10.2         2.35
Vlasic Foods International      (25,827)         100,752              9.4         3.24
                                                                     -----------------
                       Median:                                        7.2 x       1.94 x

                       Average:                                       7.5         2.01

                       Adjusted Average (excludes high and low):      7.4         1.68
                                                                     -----------------

COMPARABLE COMPANY ANALYSIS

    UNITED FOODS, INC. grows, processes, markets and distributes food products.
       The Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.

COMPARABLE COMPANY ANALYSIS

  -   DESCRIPTION OF COMPARABLE COMPANIES

    CHIQUITA BRANDS INTERNATIONAL, INC. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

    DEAN FOODS COMPANY processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

    FRESH AMERICA CORPORATION is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

    HANOVER FOODS CORPORATION processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.

COMPARABLE COMPANY ANALYSIS

  -  DESCRIPTION OF COMPARABLE COMPANIES

    MCCORMICK & COMPANY INCORPORATED is a specialty food company. The Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

    MICHAEL FOODS, INC. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

    PERFORMANCE FOOD GROUP CO. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

    SENECA FOODS CORPORATION is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.

COMPARABLE COMPANY ANALYSIS

  -   DESCRIPTION OF COMPARABLE COMPANIES

    THE SMITHFIELD COMPANIES, INC. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

    THE J.M. SMUCKER COMPANY manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

    SYLVAN INC. produces and distributes mushroom spawn and fresh mushrooms. The
       Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

    TYSON FOODS, INC. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.

COMPARABLE COMPANY ANALYSIS

  -   DESCRIPTION OF COMPARABLE COMPANIES

    VLASIC FOODS INTERNATIONAL manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
                         FOOD DISTRIBUTION COMPANIES(*)

                                                                                                  (IN 000S, EXCEPT PER SHARE)
     PRICE TO TRAILING EARNINGS MULTIPLE BASIS:                                     LTM EBIT MULTIPLE BASIS:
LTM EARNINGS ENDED         2/28/99               $520                  LTM EBIT ENDED            2/28/99               $5,219

ADJUSTED AVERAGE MULTIPLE                        23.9 X                ADJUSTED AVERAGE MULTIPLE                         16.4 X
                                              -------                                                                 -------
VALUATION                                     $12,406
                                                                                                                       85,396
VALUATION PER SHARE (1)                         $1.82
                                                                       LESS TOTAL DEBT, NET OF CASH ON   2/28/99       48,771
                                                                                                                      -------
                                                                       VALUATION                                      $36,625

                                                                       VALUATION PER SHARE (1)                          $5.38

           LTM EBITDA MULTIPLE BASIS:                                            LTM REVENUES MULTIPLE BASIS:

LTM EBITDA ENDED         2/28/99              $12,338                  LTM REVENUES ENDED         2/28/99            $206,760

ADJUSTED AVERAGE MULTIPLE                        12.4 X                ADJUSTED AVERAGE MULTIPLE                          1.1 X
                                             --------                                                                --------
                                              153,308                                                                 221,045

LESS TOTAL DEBT, NET OF CASH ON  2/28/99       48,771                  LESS TOTAL DEBT, NET OF CASH ON   2/28/99       48,771
                                             --------                                                                --------
VALUATION                                    $104,537                  VALUATION                                     $172,274

VALUATION PER SHARE (1)                        $15.35                  VALUATION PER SHARE (1)                         $25.30


           BOOK VALUE MULTIPLE BASIS:

BOOK VALUE AT 2/28/98                         $46,268

ADJUSTED AVERAGE MULTIPLE                         3.6 X
                                             --------
VALUATION                                    $164,677

VALUATION PER SHARE                            $24.18


(1) Based on 6.8 million shares outstanding.

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/10/99.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION

                                                                       (IN 000S, EXCEPT PER SHARE)
             LTM REVENUES MULTIPLE BASIS:                                LTM EBIT MULTIPLE BASIS:
LTM REVENUES ENDED          2/28/99         $206,760     LTM EBIT ENDED            2/28/99           $5,219

TRANSACTION MULTIPLE                             0.8 X   TRANSACTION MULTIPLE                          11.4 X
                                            --------                                                 ------
                                             160,584                                                 59,329

LESS TOTAL DEBT, NET OF CASH ON  2/28/99      48,771     LESS TOTAL DEBT, NET OF CASH ON   2/28/99   48,771
                                            --------                                                 ------
VALUATION                                   $111,813     VALUATION                                  $10,558

VALUATION PER SHARE                           $16.42     VALUATION PER SHARE                          $1.55

             BOOK VALUE MULTIPLE BASIS:
  BOOK VALUE AT 2/28/98               $46,268

  TRANSACTION MULTIPLE                    1.7 X
                                      -------
  VALUATION                            77,113

  VALUATION PER SHARE                  $11.32

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/10/99.

 COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION


                                                                                     (IN 000S, EXCEPT PER SHARE)

                 LTM EBIT MULTIPLE BASIS:                                    LTM EBIT MULTIPLE BASIS:
LTM EBIT ENDED            2/28/99               $5,219      LTM EBIT ENDED           2/28/99             $5,219

PLUS $500,000 COST SAVINGS                        $500      PLUS $750,000 COST SAVINGS                     $750
                                                ------                                                   ------
                                                $5,719                                                   $5,969

TRANSACTION MULTIPLE                              11.4 X    TRANSACTION MULTIPLE                           11.4 X
                                                ------                                                   ------

                                                65,013                                                   67,855

LESS TOTAL DEBT, NET OF CASH ON   2/28/99       48,771      LESS TOTAL DEBT, NET OF CASH ON  2/28/99     48,771
                                                ------                                                   ------
VALUATION                                      $16,242      VALUATION                                   $19,084

VALUATION PER SHARE                              $2.39      VALUATION PER SHARE                           $2.80


               LTM EBIT MULTIPLE BASIS:
 LTM EBIT ENDED           2/28/99               $5,219

 PLUS $1,000,000 COST SAVINGS                   $1,000
                                                ------
                                                $6,219

 TRANSACTION MULTIPLE                             11.4 X
                                                ------
                                                70,697

 LESS TOTAL DEBT, NET OF CASH ON  2/28/99       48,771
                                               -------
 VALUATION                                     $21,926

 VALUATION PER SHARE                             $3.22

COMPARABLE TRANSACTION ANALYSIS

                         FOOD DISTRIBUTION COMPANIES(*)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90

                                                                                                    (DOLLARS IN MILLIONS)

                                                                                                  AGGREG. EQUITY CONSID.
                                                                  AGGREGATE      LEVERED             AS A MULTIPLE OF:
               DATE                                                EQUITY       AGGREGATE          LTM NET        BOOK
            ANNOUNCED   ACQUIROR / TARGET                       CONSIDERATION  CONSIDERATION(2)     INCOME        VALUE
            ---------   -----------------                       -------------  ----------------     ------        -----
            06/07/90    ConAgra Inc                               $1,336.0       $3,294.0             NM           1.5
                           Beatrice Co

            09/28/90    Shareholders                              $1,607.0       $1,607.0             73.4         2.0
                           Pet Inc(Whitman Corp)

            10/19/90    MANO Holdings                                $42.5          $42.5             17.0         3.0
                           B Manischewitz Co

            04/19/91    ConAgra Inc                                 $408.4         $408.4             20.8         3.8
                           Golden Valley Microwave Foods

            07/18/91    HJ Heinz Co                                 $500.0         $500.0             NA           NA
                           JL Foods Inc(John Labatt Ltd)

            12/20/91    CPC International Inc                       $115.0         $115.0             NA           NA
                           Fearn Intl(Kellogg Co)

            01/24/92    Burns Philp Inc                              $85.0          $85.0             NA           NA
                           Durkee-French Foods(Burns)

            04/09/92    Ben Hill Griffin Inc                         $31.0          $31.0             NM           0.7
                           Orange-co(Stoneridge Res Inc)

            04/22/92    Shareholders                                $181.1         $181.1              9.2         2.4
                           Ralston-Continental Baking

            10/12/92    Dean Foods Co                                $15.0          $15.0             NM           1.2
                           WB Roddenbery Co

            08/12/93    Pro-Fac Cooperative Inc                     $164.2         $431.2             NM           2.0
                           Curtice-Burns Foods(Pro-Fac)

            08/16/93    Shareholders                                $528.0         $528.0             NA           NA
                           Ralcorp Holdings Inc(Ralston)

            11/01/93    Dean Foods Co                               $140.0         $140.0             23.3         NA
                           Kraft General Foods-Birds Eye

    LEVERED AGGREGATE CONSIDERATION
           AS A MULTIPLE OF:
  LTM       LTM       LTM      PERCENT
 REVENUE   EBITDA     EBIT     ACQUIRED
 -------   ------     ----     --------
   0.8       6.9       9.6      100.0%


   0.9       5.5       6.7      100.0%


   1.2       8.5      10.1      100.0%


   2.3      19.1      30.0      100.0%


   1.1       NA       NA        100.0%


   1.2       NA       NA        100.0%


   0.4       NA       NA        100.0%


   0.5       NM       NM         52.3%


   0.2       NA       3.5        55.0%


   0.3       NM       NM        100.0%


   0.5      20.5      NM        100.0%


   0.7       NA       NA        100.0%


   0.6       NA       NA        100.0%


COMPARABLE TRANSACTION ANALYSIS

                          FOOD DISTRIBUTION COMPANIES(*)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90



                                                                                                         (DOLLARS IN MILLIONS)
                                                                                                        AGGREG. EQUITY CONSID.
                                                                       AGGREGATE       LEVERED            AS A MULTIPLE OF:
                 DATE                                                    EQUITY       AGGREGATE           LTM NET      BOOK
              ANNOUNCED   ACQUIROR / TARGET                           CONSIDERATION  CONSIDERATION(2)      INCOME      VALUE
              ---------   -----------------                           -------------  ----------------      ------      -----
              03/18/94    Doskocil Cos Inc                                $135.0         $135.0              NA          NA
                            Intl Multifoods-Prepared Foods

              04/18/94    ConAgra Inc                                     $202.0         $202.0              NA          NA
                            Universal Foods-Frozen Foods

              04/20/94    Schreiber Foods Inc                              $11.8          $11.8              16.9        2.8
                            Arden International Kitchens

              05/23/94    Sandoz AG                                     $3,685.7       $3,685.7              32.3       10.1
                            Gerber Products Co

              09/12/94    Kohlberg Kravis Roberts & Co                  $2,222.9       $4,622.9              NM          8.6
                            Borden Inc

              11/28/94    Campbell Soup Co                              $1,115.0       $1,115.0              24.8       18.3
                            Pace Foods

              01/09/95    Pillsbury Co(Grand Met PLC)                   $2,636.5       $2,636.5              23.4        7.3
                            Pet Inc(Pillsbury/Grand Met)

              07/26/95    Shareholders                                    $309.8         $309.8              NM          0.5
                            Earthgrains Co(Anheuser-Busch)

              03/15/96    ConAgra Inc                                     $132.0         $132.0              NA          NA
                            Gilroy Foods Inc

              06/30/97    JP Foodservice Inc                              $770.6       $1,510.6              NM          2.3
                            Rykoff-Sexton Inc

              09/09/97    Shareholders                                  $1,004.8       $1,004.8              NA          NA
                            Campbell Soup-Noncore Bus(7)

              09/18/97    Chiquita Brands International                    $10.9          $42.9              NM          1.8
                            Stokely USA Inc

              09/29/97    Suiza Foods Corp                                $855.9       $1,035.9              47.0        8.6
                            Morningstar Group Inc


   LEVERED AGGREGATE CONSIDERATION
       AS A MULTIPLE OF:
    LTM       LTM      LTM          PERCENT
   REVENUE   EBITDA    EBIT         ACQUIRED
   -------   ------    ----         --------
     0.7       NA       NA            100.0%


     NA        NA       NA            NA


     0.6       5.6      10.7          100.0%


     3.1      16.3      20.0          100.0%


     0.8       NA       40.1          100.0%


     4.8      23.7      26.3          100.0%


     1.7      10.0      12.2          100.0%


     0.2       NA       NM            100.0%


     0.7       NA       NA            100.0%


     2.9       NM       NM            100.0%


     0.7       NA       NA            100.0%


     0.2       NM       NM            100.0%


     2.1       NA       26.6          100.0%

COMPARABLE TRANSACTION ANALYSIS

                         FOOD DISTRIBUTION COMPANIES(*)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90

                                                                                      (DOLLARS IN MILLIONS)
                                                                                      AGGREG. EQUITY CONSID.
                                                       AGGREGATE       LEVERED            AS A MULTIPLE OF:
         DATE                                            EQUITY        AGGREGATE         LTM NET       BOOK
      ANNOUNCED   ACQUIROR / TARGET                  CONSIDERATION   CONSIDERATION(2)     INCOME       VALUE
      ---------   -----------------                  -------------   ----------------     ------       -----
      10/01/97    Chiquita Brands International           $27.0          $29.0              7.5         1.1
                     American Fine Foods Inc

      02/18/98    Agrilink Foods(Pro-Fac)                  $6.9           $6.9              NA          NA
                     Delagra Corp

      05/08/98    Agrobios(Desc SA de CV)                $141.9         $141.9              NM          3.2
                     Authentic Specialty Foods Inc

      07/21/98    Agrilink Foods(Pro-Fac)                 NA             NA                 NA          NA
                     JA Hopay Distributing Co

      07/27/98    Agrilink Foods(Pro-Fac)                $480.0         $482.0              NA          1.7
                     Dean Foods Co-Vegetable Ops

                               Average:                                                     26.9        4.1

                               Adjusted Average                                             23.9        3.6

            (DOLLARS IN MILLIONS)
    LEVERED AGGREGATE CONSIDERATION
         AS A MULTIPLE OF:
   LTM      LTM      LTM     PERCENT
  REVENUE   EBITDA   EBIT    ACQUIRED
  -------   ------   ----    --------
    0.4       NA      NA      100.0%


    NA        NA      NA      100.0%


    2.7       NM      NM      100.0%


    NA        NA      NA      100.0%


    0.8       NA      11.4    100.0%


    1.2       12.9    17.3

    1.1       12.4    16.4

(*) Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/7/99.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --    100   Completed
                                              Acq. of
                                              Assets
                                              Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94  --        ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------




              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97  3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
        Advisor --                    Goldman, Sachs & Co.
        -------
Company Status            Priv.        Sub.
--------------
9/9/97   --     --      --      100    Completed
                                       Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


          --     --     --     100    Completed
2/18/98                              Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 5/9/99.

Discounted Cash Flow Analysis
-----------------------------

             United Foods - Discounted Cash Flow Analysis
                0% Growth After FY 2000 Scenario - Per Share Valuation

                                          Cost Savings (000's)
                                 -----------------------------------------
         Discount
           Rate                       -        $500       $750      $1,000
         --------                --------   --------   --------   --------
                      5.0x       $   0.87   $   1.31   $   1.52   $ 1.74
             8%       6.0x       $   2.29   $   2.78   $   3.02   $ 3.26
                      7.0x       $   3.72   $   4.25   $   4.51   $ 4.78

                      5.0x       $   0.16   $   0.56   $   0.77   $ 0.97
            10%       6.0x       $   1.46   $   1.91   $   2.13   $ 2.35
                      7.0x       $   2.76   $   3.25   $   3.50   $ 3.74

                      5.0x       $  (0.47)  $  (0.10)  $   0.09   $ 0.27
            12%       6.0x       $   0.71   $   1.13   $   1.33   $ 1.54
                      7.0x       $   1.90   $   2.35   $   2.58   $ 2.81

Discounted Cash Flow Analysis
-----------------------------

               United Foods - Discounted Cash Flow Analysis
                 2.5% Growth After FY 2000 Scenario - Per Share Valuation

                                         Cost Savings (000's)
                                -------------------------------------
         Discount
           Rate                     -        $500     $750     $1,000
         --------               -------   -------   -------  --------
                     5.0x       $  1.43   $  1.86   $  2.08  $  2.30
            8%       6.0x       $  3.00   $  3.48   $  3.72  $  3.96
                     7.0x       $  4.57   $  5.10   $  5.37  $  5.63

                     5.0x       $  0.67   $  1.07   $  1.27  $  1.47
            10%      6.0x       $  2.10   $  2.54   $  2.77  $  2.99
                     7.0x       $  3.53   $  4.02   $  4.27  $  4.51

                     5.0x       $ (0.02)  $  0.35   $  0.54  $  0.73
            12%      6.0x       $  1.29   $  1.70   $  1.91  $  2.12
                     7.0x       $  2.60   $  3.05   $  3.28  $  3.51


Discounted Cash Flow Analysis
United Foods, Inc.

EBITDA Growth

Historical

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
   8,965    10,851    11,764    15,698    13,341    12,776      7,142      5,487         251       9,340    19,876    14,835
             21.0%      8.4%     33.4%    (15.0%)    (4.2%)    (44.1%)    (23.2%)     (95.4%)    3621.1%    112.8%    (25.4%)




Smoothed (3-Year)

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
                      10,527    12,771    13,601    13,938     11,086      8,468       4,293       5,026     9,822    14,684
                                 21.3%      6.5%      2.5%    (20.5%)     (23.6%)     (49.3%)     17.1%      95.4%     49.5%

  Depreciation

  Historical

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
   2,832     2,578     2,565     3,391     3,445     3,415      3,354      3,402       4,059       5,352     5,777     6,086
             (9.0%)    (0.5%)    32.2%      1.6%     (0.9%)     (1.8%)      1.4%       19.3%       31.9%      7.9%      5.3%

  Smoothed (3-Year)

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
                       2,658     2,845     3,134     3,417      3,405      3,390       3,605       4,271     5,063     5,738
                                  7.0%     10.2%      9.0%      (0.4%)     (0.4%)       6.3%       18.5%     18.5%     13.3%

  Cap Ex

  Historical

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
   1,914    1,686      3,220    16,276     3,982     5,127      5,979     11,455      22,795       5,957     6,794     9,940
            (11.9%)    91.0%    405.5%    (75.5%)    28.8%      16.6%      91.6%       99.0%      (73.9%)    14.1%     46.3%

  Smoothed (3-Year)

    1980     1981      1982      1983      1984      1985       1986       1987        1988       1989       1990      1991
----------------------------------------------------------------------------------------------------------------------------
                       2,273     7,061     7,826     8,462      5,029      7,520      13,410      13,402    11,849    7,564
                                210.6%     10.8%      8.1%     (40.6%)     49.5%       78.3%       (0.1%)   (11.6%)  (36.2%)






EBITDA Growth

Historical

  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
 10,918      9,018      9,291    13,621    10,276    12,531    12,127    12,338      Avg.      12,332     12,179    12,483
 (26.4%)    (17.4%)      3.0%     46.6%    (24.6%)    21.9%     (3.2%)      1.7%     CAGR       (0.8%)     (2.4%)    (5.2%)


  Smoothed (3-Year)

  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
 15,210     11,590      9,742    10,643    11,063    12,143    11,645    12,332      Avg.      12,040     11,565    11,887
    3.6%    (23.8%)    (15.9%)     9.2%      3.9%      9.8%     (4.1%)     5.9%      CAGR        0.8%      3.8%      2.6%




  Depreciation

  Historical

  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
  6,249      6,104      6,005     6,637     7,362     7,859     7,285     7,119      Avg.       7,421      7,252     6,648
   2.7%      (2.3%)     (1.6%)    10.5%     10.9%      6.8%     (7.3%)    (2.3%)     CAGR       (4.8%)      1.8%      2.3%


  Smoothed (3-Year)

  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
  6,037      6,146      6,119     6,249     6,668     7,286     7,502     7,421      Avg.       7,403      7,025     6,423
   5.2%       1.8%      (0.4%)     2.1%      6.7%      9.3%      3.0%     (1.1%)     CAGR        0.9%       4.4%      4.3%


  Cap Ex

  Historical


  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
  2,363      4,948       9,133    9,874    11,914       533     4,774    12,538      Avg.       5,948      7,927     7,281
 (76.2%)    109.4%       84.6%     8.1%     20.7%    (95.5%)   795.7%    162.6%      CAGR      385.0%       6.2%      7.0%


  Smoothed (3-Year)

  1992       1993       1994      1995      1996      1997      1998      1999                 3 Year     5 year    10 Year
--------------------------------------------------------------------------------            --------------------------------
 6,366       5,750      5,481     7,985    10,307     7,440     5,740     5,948      Avg.       6,376      7,484     7,443
(15.8%)      (9.7%)     (4.7%)    45.7%     29.1%    (27.8%)   (22.8%)     3.6%      CAGR      (10.6%)     (7.1%)    (7.4%)

Discounted Cash Flow Analysis

United Foods, Inc.

Calculation of Weighted Average Cost of Capital

                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of
                                           Equity) + (Debt % of Capitalization)
                                          (Cost of Debt)

                   33.0% Equity (14.85%) + 67.0% Debt (4.88%)

                                      8.2%

             Cost of Equity                                              Data Used
------------------------------------------------    --------------------------------------

     Cost of Equity = R(f) + B (R(m) - R(f))        Capital Asset Pricing Model         (a)

     Risk Free Rate = R(f)                          10 Year Treasury Yield =      5.51% (b)

Beta of Common Stock = B                            UFD Beta =                     0.7  (c)

Market Risk Premium = (R(m) - R(f))                 Common Stock Returns
                                                    over Int.-term Gov't Bonds  =  8.9% (d)
      Cost of Equity = 5.5% + .7(*)(8.9%) + 3.5%    Micro-Cap Stock Premium        3.5%



                                                    Cost of Debt =         (1-T)(*)R(i) (e)

     Cost of Equity =          14.8%                              Cost of Debt  =   4.9%


Capitalization(f) = $23,835 of Market Equity + $48,302 of
Long Term Debt = $72,137

                           =33.0% Equity + 67.0% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)      10 Year Treasury as of 4/30/99.

(c)      Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)      Interest cost of 8.00%, tax adjusted at 39.0%.

(f) Assumes UFD has a targeted capital structure of 33.0% equity and 67.0% debt.

Discounted Cash Flow Analysis

United Foods, Inc.

Calculation of Weighted Average Cost of Capital

                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of
                                           Equity) + (Debt % of Capitalization)
                                          (Cost of Debt)


                   33.0% Equity (20.05%) + 67.0% Debt (4.88%)

                                      9.9%

             Cost of Equity                                              Data Used
------------------------------------------------    --------------------------------------

      Cost of Equity  = R(f)+ B  (R(m)-  R(f))           Capital Asset Pricing Model                (a)

      Risk Free Rate  = R(f)                             10 Year Treasury Yield =             5.51% (b)

Beta of Common Stock  = B                                UFD Beta =                            1.2  (c)

 Market Risk Premium  =  (R(m)-  R(f))                   Common Stock Returns
                                                         over Int.-term Gov't Bonds  =         8.9% (d)
      Cost of Equity  = 5.5% + 1.2 * (8.9%) + 3.5%       Micro-Cap Stock Premium               3.5%



                                                         Cost of Debt =                  (1-T) * R(i) (e)

      Cost of Equity =       20.0%                        Cost of Debt  =   4.9%

Capitalization(f)=$23,835 of Market Equity + $48,302 of Long Term Debt = $72,137

                           =33.0% Equity + 67.0% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)      10 Year Treasury as of 4/30/99.

(c)      Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)      Interest cost of 8.00%, tax adjusted at 39.0%.

(f) Assumes UFD has a targeted capital structure of 33.0% equity and 67.0% debt.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS, INC.
CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

                                                 (IN THOUSANDS EXCEPT PER SHARE)

WEIGHTED AVERAGE COST OF CAPITAL (WACC)=(EQUITY % OF CAPITALIZATION)(COST OF EQUITY) + (DEBT % OF CAPITALIZATION)(COST OF DEBT)

                   33.0% Equity (26.02%) + 67.0% Debt (4.88%)

                                      11.9%

                   COST OF EQUITY                                              DATA USED
----------------------------------------------------            ----------------------------------------------
                                                                                                           (a)
         Cost of Equity  = R(f)+ B (R(m)-  R(f))                Capital Asset Pricing Model

         Risk Free Rate  = R(f)                                 10 Year Treasury Yield =             5.51% (b)

         Beta of Common Stock  = B                              UFD Beta =                           1.9   (c)

         Market Risk Premium  = (R(m)-  R(f))                   Common Stock Returns
                                                                over Int.-term Gov't Bonds  =        8.9%  (d)
         Cost of Equity  = 5.5% + 1.9 * (8.9%) + 3.5%           Micro-Cap Stock Premium              3.5%


                                                                Cost of Debt =                    (1-T) * R(i)(e)

         Cost of Equity =          26.0%                                           Cost of Debt =    4.9%

         Capitalization (f)=$23,835 of Market Equity + $48,302 of Long Term Debt = $72,137

                           =33.0% Equity + 67.0% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)    10 Year Treasury as of 4/30/99.

(c)    Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)    Interest cost of 8.00%, tax adjusted at 39.0%.

(f) Assumes UFD has a targeted capital structure of 33.0% equity and 67.0% debt.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH AFTER FY 2000)
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD

(Numbers in Thousands)
(Fiscal Year Ended February)
5/9/99  6:21 PM                                  2000        2001         2002         2003         2004
                                             -----------------------------------------------------------
EBITDA                                       $ 14,222    $ 14,222     $ 14,222     $ 14,222     $ 14,222

Depreciation and amortization                   8,348       8,348        8,348        8,348        8,348
Interest expense                                5,190       5,030        4,666        4,604        4,540
                                             -----------------------------------------------------------
Pre-tax income                                    684         844        1,208        1,270        1,334
Provision for income taxes                        260         321          459          482          507
                                             -----------------------------------------------------------
Net income                                        424         523          749          787          827
                                             -----------------------------------------------------------
Add: Depreciation & amortization                8,348       8,348        8,348        8,348        8,348
Add: After-tax interest expense                 3,218       3,118        2,893        2,855        2,815
Less: Net additions to working capital (1)        157        --           --           --           --
Less: Capital expenditures                    (17,380)     (8,348)      (8,348)      (8,348)      (8,348)
                                             -----------------------------------------------------------
Operating cash flow                          $ (5,233)   $  3,642     $  3,642     $  3,642     $  3,642
                                             ===========================================================
Cash flow growth                                           -169.6%         0.0%         0.0%         0.0%


                           EQUITY VALUATION MATRIX(2)

Discount                YEAR 2004 EBITDA Exit Multiple
Rate(3)           5.0x        6.0x        7.0x        8.0x
-------           ----        ----        ----        ----
 8.0%          $ 5,949     $ 15,628    $ 25,307    $ 34,986
10.0%            1,120        9,951      18,782      27,612
12.0%           (3,217)       4,853      12,923      20,993

Average Valuation of Equity                        $ 14,574

                    PER SHARE EQUITY VALUATION MATRIX(2) (4)

Discount               YEAR 2004 EBITDA Exit Multiple
Rate(3)           5.0x       6.0x        7.0x        8.0x
-------           ----       ----        ----        ----
8.0%            $ 0.87     $ 2.29      $ 3.72      $ 5.14
10.0%           $ 0.16     $ 1.46      $ 2.76      $ 4.05
12.0%           $(0.47)    $ 0.71      $ 1.90      $ 3.08

Average Per Share Valuation of Equity              $ 2.14

(1) Excluding cash and short-term debt.
(2) Less total capital liab. (net of cash) of $48,771
(3) Discount rates are near estimates of WACC.
(4) Based on 6.8 million shares outstanding.

UNITED FOODS, INC. -- Projection Model (0% Growth After FY 2000)
Projected Income Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                       Historical                        Projected
                                           1999       2000       2001       2002       2003       2004
                                       ---------------------------------------------------------------
Revenues                               $206,760   $212,370   $212,370   $212,370   $212,370   $212,370
Cost of sales                           167,408    172,978    172,978    172,978    172,978    172,978
                                       ---------------------------------------------------------------
Gross profit                             39,352     39,392     39,392     39,392     39,392     39,392

General and administrative, net dep.     11,172     10,129     10,129     10,129     10,129     10,129
Direct selling expenses                  15,842     15,041     15,041     15,041     15,041     15,041
                                       ---------------------------------------------------------------
Total operating expenses                 27,014     25,170     25,170     25,170     25,170     25,170

EBITDA                                   12,338     14,222     14,222     14,222     14,222     14,222

Depreciation                              7,119      8,348      8,348      8,348      8,348      8,348
                                       ---------------------------------------------------------------
Total depreciation & amortization         7,119      8,348      8,348      8,348      8,348      8,348

Total operating income                    5,219      5,874      5,874      5,874      5,874      5,874

Interest expense                          4,138      5,190      5,030      4,666      4,604      4,540
Interest (income)                          --         --         --         --         --         --
Minority interest expense (income)         --         --         --         --         --         --
Other expense                                10       --         --         --         --         --
Other (income)                              145       --         --         --         --         --
                                       ---------------------------------------------------------------
Other expenses (income)                   4,293      5,190      5,030      4,666      4,604      4,540

Pre-tax income                              926        684        844      1,208      1,270      1,334
Provision for income taxes                  406        260        321        459        482        507
                                       ---------------------------------------------------------------
Net income                             $    520   $    424   $    523   $    749   $    787   $    827
                                       ===============================================================

UNITED FOODS, INC. -- Projection Model (0% Growth After FY 2000)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                   Historical                              Projected
                                       1999         2000         2001         2002         2003         2004
                                  --------------------------------------------------------------------------
ASSETS
Cash                              $   2,027    $   9,825    $   2,000    $   2,000    $   2,000    $   2,000
Accounts receivable                  19,154       19,122       19,122       19,122       19,122       19,122
Inventory                            37,785       33,886       33,886       33,886       33,886       33,886
Prepaid expenses                      3,296        3,156        3,156        3,156        3,156        3,156
Deferred income taxes                 1,641        1,632        1,632        1,632        1,632        1,632
                                  --------------------------------------------------------------------------
Total current assets                 63,903       67,621       59,796       59,796       59,796       59,796

Land                                 13,814       13,814       13,814       13,814       13,814       13,814
Gross plant and equip               125,615      142,995      151,343      159,691      168,039      176,387
Accumulated depreciation            (80,876)     (89,224)     (97,572)    (105,920)    (114,268)    (122,616)
                                  --------------------------------------------------------------------------
Net P, P&E                           58,553       67,585       67,585       67,585       67,585       67,585

Fixed assets held for disposal          893          458          458          458          458          458
Notes & accounts receivable              51           50           50           50           50           50
Deferred charges & other assets        --           --           --           --           --           --
Other long term assets 3               --           --           --           --           --           --
                                  --------------------------------------------------------------------------
Total assets                      $ 123,400    $ 135,714    $ 127,889    $ 127,889    $ 127,889    $ 127,889
                                  ==========================================================================

UNITED FOODS, INC. -- Projection Model (0% Growth After FY 2000)
Projected Balance Sheets

(Numbers in Thousands)
(Fiscal Year Ended February)

                                        Historical                           Projected
                                            1999         2000        2001        2002        2003        2004
                                       ----------------------------------------------------------------------
LIABILITIES & EQUITY
Current maturities & short-term debt   $   2,496    $    --     $    --     $    --     $    --     $    --
Accounts payable                          13,638       10,199      10,199      10,199      10,199      10,199
Accrued liabilities                        7,670        7,152       7,152       7,152       7,152       7,152
Income taxes payable                         514          189         189         189         189         189
                                       ----------------------------------------------------------------------
Total current liabilities                 24,318       17,540      17,540      17,540      17,540      17,540

Long term debt
     Revolver                               --            301        --          --          --          --
     Long term debt                       50,798       66,746      58,698      57,949      57,162      56,335
     Line of credit                         --           --          --          --          --          --
                                       ----------------------------------------------------------------------
     Total debt                           50,798       67,047      58,698      57,949      57,162      56,335
     Less current portion                 (2,496)        --          --          --          --          --
                                       ----------------------------------------------------------------------
     Total long-term debt                 48,302       67,047      58,698      57,949      57,162      56,335

Deferred income taxes                      4,512        4,435       4,435       4,435       4,435       4,435
                                       ----------------------------------------------------------------------
Total liabilities                         77,132       89,022      80,673      79,924      79,137      78,310

Common stock                               6,810        6,810       6,810       6,810       6,810       6,810
Additional paid-in-capital                 3,993        3,993       3,993       3,993       3,993       3,993
Retained earnings                         35,465       35,889      36,413      37,162      37,949      38,776
                                       ----------------------------------------------------------------------
Total stockholders' equity                46,268       46,692      47,216      47,965      48,752      49,579
                                       ----------------------------------------------------------------------
Total liabilities & equity             $ 123,400    $ 135,714   $ 127,889   $ 127,889   $ 127,889   $ 127,889
                                       ======================================================================

UNITED FOODS, INC. -- Projection Model (0% Growth After FY 2000)
Projected Cash Flow Statements

(Numbers in Thousands)
(Fiscal Year Ended February)

                                                                           Projected
                                                      2000        2001        2002        2003        2004
                                                  --------------------------------------------------------
Cash flows from operating activities:
     Net income                                   $    424    $    523    $    749    $    787    $    827
     Depreciation                                    8,348       8,348       8,348       8,348       8,348
                                                  --------------------------------------------------------
Net cash provided by operating activities            8,570       8,871       9,097       9,135       9,175

Cash flows from investing activities
     Capital expenditures (net of dispositions)    (17,380)     (8,348)     (8,348)     (8,348)     (8,348)
                                                  --------------------------------------------------------
Net cash provided by investing activities          (17,021)     (8,348)     (8,348)     (8,348)     (8,348)

Cash flows from financing activities
     Repayment of debt                                --        (8,348)       (749)       (787)       (827)
     Drawdown on revolver                              301        --          --          --          --
                                                  --------------------------------------------------------
Net cash provided by financing activities           16,249      (8,348)       (749)       (787)       (827)
                                                  --------------------------------------------------------
Net additions to cash                             $  7,798    $ (7,825)   $   --      $   --      $   --
                                                  ========================================================

Beginning cash balance                               2,027       9,825       2,000       2,000       2,000
Ending cash balance                                  9,825       2,000       2,000       2,000       2,000

PREMIUM ANALYSIS

UNITED FOODS, INC.
M & A PREMIUM ANALYSIS

BASED ON ADJUSTED AVERAGE PREMIUM (1 WEEK BEFORE ANNOUNCEMENT)

                                                    IMPLIED
CLASS         DATE        PREMIUM       PRICE     OFFER PRICE
-------------------------------------------------------------
A             9/9/98       37.46%       $2.63        $3.62
B             9/9/98       37.46%       $2.81        $3.86

Percentage of transactions with premiums below 20% is 30.4%.

BASED ON ADJUSTED AVERAGE PREMIUM (4 WEEKS BEFORE ANNOUNCEMENT)

                                                    IMPLIED
CLASS        DATE         PREMIUM       PRICE     OFFER PRICE
-------------------------------------------------------------
A             8/17/98       43.97%       $2.94        $4.23
B             8/17/98       43.97%       $3.00        $4.32

Percentage of transactions with premiums below 20% is 20.3%.

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  08/28/96        01/03/96      Recoton Corp                                International Jensen Inc                  109.1
  04/30/96        01/08/96      Lockheed Martin Corp                        Loral Corp                               8762.4
  04/30/96        01/09/96      CompuWare Corp                              Technalysis Corp                           32.6
  07/30/96        01/11/96      National Golf Properties Inc                Golf Enterprises Inc                       82.9
  02/26/96        01/16/96      Multicare Cos Inc                           Concord Health Group                      126.9
  04/10/96        01/16/96      Depuy Inc(Corange Ltd)                      Orthopedic Technology Inc                  45.2
  04/11/96        01/22/96      Farnell Electronics PLC                     Premier Industrial Corp                  2722.7
  05/09/96        01/23/96      Spartech Corp                               Portage Industries Corp                    15.8
  07/16/96        01/24/96      First Maryland Bancorp, MD                  1st Washington Bancorp Inc                 81.9
  03/29/96        01/24/96      Cisco Systems Inc                           TGV Software Inc                           92.4
  04/08/96        01/29/96      WH Brady Co                                 Varitronic Systems Inc                     42.5
  03/04/96        01/31/96      IBM Corp                                    Tivoli Systems Inc                        709.8
  06/19/96        02/05/96      Bay View Capital, San Mateo, CA             CTL Credit Inc                             65.0
  05/01/96        02/12/96      Honeywell Inc                               Duracraft Corp                            286.7
  09/18/96        02/13/96      Jacor Communications Inc                    Citicasters(American Finl Grp)            767.6
  07/12/96        02/13/96      Horizon/CMS Healthcare Corp                 Medical Innovations Inc                    30.3
  07/01/96        02/13/96      LBO Enterprises                             S-K-I Ltd                                 135.3
  03/20/96        02/14/96      Unilever NV                                 Helene Curtis Industries Inc              737.4
  05/14/96        02/15/96      Genstar Capital Partners II LP              Andros Inc                                 92.6
  04/29/96        02/15/96      NationsBank Corp, Charlotte, NC             LDI Corp                                   28.1
  05/30/96        02/16/96      Tosco Corp                                  Circle K Corp                             983.0
  06/13/96        02/16/96      Marriott International Inc                  Forum Group Inc                           622.3
  07/01/96        02/23/96      Silicon Graphics Inc                        Cray Research Inc                         770.0
  09/16/96        02/26/96      Maxxim Medical Inc                          Sterile Concepts Inc                      140.2
  06/18/96        02/26/96      HS Resources Inc                            Tide West Oil Co                          201.3
  07/10/96        02/29/96      TBC Corp                                    Big O Tires Inc                            56.6

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 11.00         57.14        49.15
 38.00          7.42         8.19
 14.00         16.67        16.67
 12.00         45.46        45.46
  7.35         43.42        58.92
 10.43         43.89        49.03
 32.92         35.75        34.37
  6.60         78.98        78.98
  8.13         51.16        44.44
 15.57         70.63        73.00
 17.50         79.49        62.79
 47.50         25.00        41.79
 18.00         82.28        69.41
 43.50         50.00        68.12
 29.50         15.69        28.26
  1.85         18.40         5.71
 18.00         44.00        39.81
 70.00         30.23        71.78
 18.00         24.14        35.85
  4.10         21.48        49.09
 30.81         42.47        68.82
 13.00          8.33        44.44
 30.00         21.21        20.60
 20.00         60.00        55.34
 15.91         44.64        51.52
 16.50          7.32        12.82

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  04/08/96        03/04/96      Lilly Industries Inc                        Guardsman Products Inc                    227.8
  09/27/96        03/13/96      Keystone Consolidated Inds Inc              DeSoto Inc                                 36.1
  10/31/96        03/20/96      Mercantile Bancorp, St Louis, MO            Todays Bancorp Inc                         88.8
  10/04/96        03/26/96      Camco Financial, Cambridge, OH              First Ashland Financial Corp               29.0
  08/01/96        03/28/96      Koninklijke Ahold NV                        Stop & Shop Cos                          2870.8
  07/02/96        03/29/96      Motor Wheel Corp                            Hayes Wheels International Inc            563.8

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 23.00         32.37        57.27
  7.65         53.00        80.00
 31.81         23.53        31.18
 20.58         28.61        34.93
 33.50         27.01        45.65
 32.00         33.33        43.02

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  10/21/96        03/29/96      ISB Financial, New Iberia, LA               Jefferson Bancorp, Gretna, LA              52.0
  08/07/96        03/29/96      Abbott Laboratories                         MediSense Inc                             821.6
  07/19/96        04/01/96      Aetna Life & Casualty Co                    US Healthcare Inc                        8939.0
  10/15/96        04/10/96      Toronto-Dominion Bank                       Waterhouse Investor Services              526.0
  06/04/96        04/22/96      El Paso Field Svcs(El Paso)                 Cornerstone Natural Gas Co                 96.6
  07/18/96        04/22/96      Reynolds & Reynolds Co                      Duplex Products Inc                        90.1
  09/30/96        04/22/96      Pinnacle Banc Grp, Oak Brook, IL            Financial Security, Chicago, IL            42.6
  07/10/96        04/22/96      Cisco Systems Inc                           StrataCom Inc                            4833.5
  06/03/96        04/22/96      K-III Communications Corp                   Westcott Communications Inc               438.9
  10/21/96        04/23/96      Security Banc Corp, OH                      Third Financial Corp,Piqua,OH              43.9
  10/01/96        04/25/96      Investor Group                              Sterling Chemicals Inc                    798.4
  10/14/96        04/29/96      Fidelity Financial of Ohio Inc              Circle Finl, Sharonville, Ohio             27.8
  09/03/96        04/29/96      Hubco Inc, Mahwah, New Jersey               Hometown Bancorporation Inc,CT             31.9
  03/27/97        04/29/96      Provident Cos                               Paul Revere Corp(Textron Inc)            1171.1
  08/14/96        05/07/96      Tiger Real Estate Fund LP                   Kahler Realty Corp                        222.7
  10/01/96        05/10/96      HF Bancorp Inc, Hemet, CA                   Palm Springs Savings Bank, CA              17.3
  08/30/96        05/13/96      Getinge Industrier AB                       MDT Corp                                   70.3
  11/15/96        05/16/96      Metrocall Inc                               A+ Network Inc                            345.1
  07/23/96        05/20/96      General Electric Capital Svcs               AmeriData Technologies Inc                454.8
  08/29/96        05/20/96      Finova Group Inc                            Financing for Science Intl Inc             39.2
  09/30/96        05/23/96      Luther Burbank Savings, CA                  NHS Financial, San Rafael, CA              29.6
  09/04/96        05/24/96      Joint Energy Dvlp Investments               Clinton Gas Systems Inc                    38.4
  07/02/96        05/24/96      Lear Corp                                   Masland Corp                              413.5
  01/28/97        05/29/96      Regions Finl, Birmingham, AL                Florida First Bancorp Inc, FL              40.9
  10/01/96        06/06/96      Investor Group                              AT&T Capital Corp(AT&T Corp)             2128.6
  12/09/96        06/06/96      Greater Bay Bancorp                         Cupertino National Bancorp, CA             27.7

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 23.00         16.46        18.71
 45.00         48.76        39.00
 57.00         21.28        18.75
 38.00         19.69        65.22
  6.00         29.73        100.00
 12.00         28.86        36.17
 28.50         15.15        10.15
 57.50         59.72        79.69
 21.50         57.80        56.36
 33.41         13.74        14.22
 12.00         47.69        47.69
 38.00         38.18        43.40
 17.75         29.09        29.09
 26.00          5.58         8.90
 17.00         13.33         9.68
 14.38         43.75        43.75
  5.50         22.22         4.76
 21.10         40.67        63.88
 16.00         25.49        47.13
  6.40          6.67        12.53
 11.50         17.95        21.05
  6.75         14.89        31.71
 26.00         18.18        30.00
 11.65         19.49        33.14
 45.00         38.46        42.29
 13.79         20.83        23.03

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  08/23/96        06/10/96      Vemco Acquisition Corp                      Bailey Corp                                47.8
  07/22/96        06/10/96      Merck-Medco Managed Care Inc                SysteMed Inc                               64.8
  07/23/96        06/11/96      Forstmann Little & Co                       Community Health Systems Inc             1080.0
  11/07/96        06/13/96      Citizens Financial Group, RI                Farmers & Mechanics Bank,CT                52.9
  11/14/96        06/14/96      Western Ohio Financial Corp                 Seven Hills Financial                      11.0
  09/16/96        06/20/96      Public Storage Inc                          Public Storage Properties X                50.2

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
  8.75          6.06        11.11
  3.00          4.35         9.09
 52.00         19.89        18.86
 32.00         62.03        62.03
 19.70         19.38        19.38
 20.92         13.08        10.83

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  09/16/96        06/20/96      Public Storage Inc                          Public Storage Properties XII              55.2
  08/23/96        06/21/96      United Communications Group                 Computer Petroleum Corp                    12.0
  12/05/96        06/24/96      Renaissance Cosmetics Inc                   MEM Co Inc                                 38.2
  11/01/96        06/24/96      First Banks America Inc                     Sunrise Bancorp, Roseville, CA             18.7
  02/21/97        06/27/96      Northwest Svgs Bk, Warren, PA               Bridgeville Savings Bank                   18.3
  10/02/96        06/28/96      General Re Corp                             National Re Corp                          904.6
  09/27/96        06/28/96      Investor Group                              Salem Corp                                 46.6
  09/25/96        07/01/96      Rockwell International Corp                 Brooktree Corp                            261.8
  03/25/97        07/01/96      Tribune Co                                  Renaissance Commun Corp                  1094.4
  08/08/96        07/02/96      Beacon Group Energy Investment              Ambar Inc                                  66.6
  10/10/96        07/12/96      Astor Chemicals                             ADCO Technologies Inc                      53.8
  03/01/97        07/15/96      FBOP Corp,Oak Park, Illinois                SDNB Finl Corp, San Diego, CA              25.8
  08/27/97        07/19/96      Huntsman Corp                               Rexene Corp                               606.8
  10/25/96        07/22/96      Cisco Systems Inc                           Telebit Corp                              196.3
  02/19/97        07/23/96      Capstar Broadcasting Partners               Osborn Communications Corp                 89.9
  01/03/97        07/29/96      First Nationwide Bank, CA                   Cal Fed Bancorp, Los Angeles, CA         1287.8
  11/29/96        08/02/96      General Electric Capital Corp               First Colony Corp                        1799.2
  04/07/97        08/05/96      American Radio Systems Corp                 EZ Communications Inc                     687.3
  02/14/97        08/05/96      PacifiCare Health Systems Inc               FHP International Corp                   2000.1
  10/03/96        08/07/96      Magna International Inc                     Douglas & Lomason Co                      134.6
  08/06/97        08/09/96      Houston Industries Inc                      NorAm Energy Corp                        3648.8
  11/25/96        08/14/96      Muenchener Rueckversicherungs               American Re Corp                         3967.8
  11/07/96        08/14/96      OSI Holdings Corp                           Payco American Corp                       161.9
  09/26/96        08/15/96      Sears Roebuck & Co                          Orchard Supply Hardware Stores            423.7
  09/20/96        08/19/96      Commonwealth Aluminum Corp                  CasTech Aluminum Group Inc                328.7
  12/17/96        08/26/96      Conseco Inc                                 American Travellers Corp                  868.3

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 22.34         14.56        15.30
  3.85         46.67        71.11
  7.50         81.82        90.48
  4.00         52.38        45.46
 16.00         10.35         8.48
 53.00         65.63        60.61
 25.00         23.46        11.73
 15.00         64.38        16.51
 36.00         19.01        20.50
 18.00         17.07        50.00
 10.25         51.85        57.69
  8.00         16.36        18.52
 16.00         60.00        56.10
 13.35         22.76         4.71
 15.38         50.00        38.20
 23.50         32.39        31.47
 36.15         32.66        39.04
 47.30         56.36        89.20
 33.27         27.37        19.10
 31.00         90.77       103.28
 16.12         46.52        41.69
 65.00         41.69        44.04
 14.00         17.90        60.00
 35.00         25.56        28.44
 20.50         57.69        45.13
 36.91         37.35        81.17

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  03/04/97        08/26/96      Conseco Inc                                 Capitol American Financial                715.5
  01/09/97        08/26/96      Columbus McKinnon Corp                      Spreckels Industries Inc                  259.4
  11/08/96        08/28/96      Doubletree Corp                             Red Lions Hotels(Red Lion Inn)           1174.1
  11/14/96        08/29/96      Cypress Group LLC                           Amtrol Inc                                227.2
  01/06/97        08/30/96      NationsBank Corp, Charlotte, NC             Boatmen's Bancshares,St Louis            9667.1
  03/06/97        09/02/96      Potash Corp of Saskatchewan                 Arcadian Corp                            1723.3

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 37.71         51.60        56.31
 24.00         24.68        29.73
 30.38         33.55        31.38
 28.25         56.94        56.94
 60.27         48.36        48.36
 25.71         20.99        26.96

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  12/23/96        09/09/96      Revco DS Inc                                Big B Inc(Revco DS Inc)                   335.4
  01/03/97        09/10/96      Louisiana-Pacific Corp                      GreenStone Industries Inc                  29.2
  03/04/97        09/11/96      American Eco Corp                           Chempower Inc                              50.0
  06/30/97        09/12/96      Temple-Inland Financial Svcs                California Financial Hldg, CA             146.5
  03/31/97        09/16/96      Mutual Savings Bk, Milwaukee, WI            First Fed Bancshares of Eau Cl            132.7
  12/06/96        09/16/96      Schnitzer Steel Industries Inc              Proler International Corp                  42.5
  04/03/97        09/16/96      PennFirst Bancorp, Ellwood, PA              Troy Hill Bancorp, Pennsylvania            22.4
  01/27/97        09/16/96      City National Bk, Beverly Hills             Ventura County Natl Bancorp, CA            46.7
  02/28/97        09/26/96      AH Belo Corp                                Providence Journal Co                    1429.6
  06/27/97        09/30/96      Texas Pacific Group Inc                     Belden & Blake Corp                       405.7
  02/28/97        09/30/96      Cullen/Frost Bankers Inc, Texas             Corpus Christi Bancshares, TX              32.4
  04/25/97        10/01/96      Prestige Fragrance & Cosmetics              Cosmetic Center Inc                        32.8
  12/02/96        10/07/96      Computer Associates Intl Inc                Cheyenne Software Inc                    1247.6
  11/22/96        10/08/96      Nash Finch Co                               Super Food Services Inc                   164.2
  06/03/97        10/15/96      Investor Group                              Conrail Inc                             10435.9
  12/23/96        10/15/96      Berkshire Hathaway Inc                      FlightSafety International               1518.1
  01/27/97        10/16/96      City National Bk, Beverly Hills             Riverside Natl Bk, Riverside, CA           42.8
  02/27/97        10/17/96      Investor Group                              Triad Systems Corp                        193.1
  03/31/97        10/21/96      Investor Group                              Detroit & Canada Tunnel Corp               36.5
  04/16/97        10/23/96      Thomas H Lee Equity Fund III                Syratech Corp                             304.4
  07/01/97        10/31/96      Patriot American Hospitality                California Jockey Club/Bay                199.7
  12/18/96        10/31/96      Food Lion Inc                               Kash N' Karry Food Stores Inc             347.1
  02/27/97        11/04/96      JC Penney Co                                Eckerd Corp                              3298.5
  03/05/97        11/04/96      Citizens Bank of Massachusetts              Grove Banks, Chesnut Hill, MA              78.7
  05/19/97        11/04/96      Glendale Fed Bk, Glendale, CA               TransWorld Bancorp, California             63.2
  03/14/97        11/05/96      Harbour Group Ltd                           Panatech Research & Development            29.2

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  17.25         66.27        58.62
   5.25         52.73        58.49
   6.20         48.06        45.88
  30.00         31.87        31.15
  18.85         25.67        25.67
   9.00        125.00       148.28
  21.15         55.23        52.43
   5.03         43.71        38.76
  32.27         64.43        65.49
  27.00         27.81        31.71
  18.84         17.75        17.75
   7.63         45.33       103.47
  30.50         34.81        30.48
  15.50         36.26        29.17
 115.00         60.28        60.28
  50.00         10.80        10.80
  18.00          2.86        29.73
   9.25         60.87        89.74
  54.00         74.19        54.29
  32.00         28.00        29.29
  33.00         88.57       103.08
  26.00         33.33         6.67
  35.00         28.44        29.63
  51.00         46.76        50.00
  18.25         12.31        30.36
   7.00         55.56        51.35

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  06/13/97        11/07/96      Shoreline Financial Corp, MI                SJS Bancorp Inc, St Joseph, MI             26.5
  06/12/97        11/12/96      Investor Group                              Leslie's Poolmart                         112.8
  12/17/96        11/13/96      IBM Corp                                    Edmark Corp                               123.8
  01/20/97        11/13/96      FCY Inc                                     Medex Inc                                 150.6
  06/27/97        11/14/96      Vermont Financial Services, VT              Eastern Bancorp, Williston, VT             91.9
  01/15/97        11/15/96      Mountasia Entertainment                     Mountasia Entertainment                    98.2

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 27.00         13.68        24.14
 14.50         31.82        31.82
 15.50         63.16        31.92
 23.50         57.98        66.74
 24.23          4.22        16.77
  3.50         12.00        40.00

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  01/02/97        11/18/96      Intermet Corp                               Sudbury Inc                               155.4
  05/01/97        11/22/96      ABN-AMRO Holding NV                         Standard Fed Bancorp, Troy, MI           1971.1
  02/28/97        11/25/96      PCA International Inc                       American Studios Inc                       66.3
  01/09/97        11/25/96      Applied Materials Inc                       Opal Inc                                  189.6
  12/30/96        11/26/96      Clorox Co                                   Armor All Products(McKesson)              410.1
  01/16/97        11/27/96      Bell Industries Inc                         Milgray Electronics Inc                   100.0
  04/30/97        11/29/96      CityFront Center LLC                        Chicago Dock and Canal Trust              177.9
  01/06/97        11/29/96      Tyco International Ltd                      ElectroStar Inc                           111.0
  01/30/97        12/02/96      Venator Group Inc                           Eastbay Inc                               146.0
  05/01/97        12/03/96      Dime Bancorp Inc, New York, NY              BFS Bankorp Inc, New York, NY              91.5
  02/26/97        12/05/96      ServiceMaster LP                            Barefoot Inc                              230.9
  04/11/97        12/05/96      Public Storage Inc                          Public Storage Properties XIV              82.4
  04/11/97        12/05/96      Public Storage Inc                          Public Storage Properties XV               79.1
  01/10/97        12/05/96      Hadco Corp                                  Zycon Corp                                211.7
  02/21/97        12/11/96      Aon Corp                                    Alexander & Alexander Services           1227.4
  01/27/97        12/16/96      Zurn Industries Inc                         Eljer Industries Inc                      175.6
  01/27/97        12/16/96      Millipore Corp                              Tylan General Inc                         147.7
  03/25/97        12/19/96      NIPSCO Industries Inc                       IWC Resources Corp                        290.6
  07/01/97        12/23/96      Mercantile Bancorp, St Louis, MO            Roosevelt Finl Group,Missouri            1187.1
  04/16/97        12/24/96      American General Corp                       Home Beneficial Corp                      665.1
  06/09/97        12/26/96      Commerce Security Bancorp, CA               Eldorado Bancorp, Tustin, CA               91.7
  05/01/97        12/27/96      US Bancorp, Portland, Oregon                Business & Professional Bk, CA             33.5
  02/25/97        01/07/97      MedTrans Inc(Laidlaw Inc)                   American Medical Response Inc            1011.1
  02/10/97        01/07/97      DLB Oil & Gas Inc                           Bonray Drilling Corp                       12.7
  04/24/97        01/17/97      AMF Bowling Centers(AMF Group)              American Recreation Centers                70.7
  07/08/97        01/21/97      First Maryland Bancorp, MD                  Dauphin Deposit Corp, PA                 1343.4

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 12.50         25.00         9.89
 59.00          6.79        15.40
  2.50        110.53       166.67
 18.50         64.44       105.56
 19.09         13.97        13.97
 14.77         16.99        20.57
 25.00         22.70        22.70
 14.00         27.27        16.67
 24.00         28.00        23.08
 52.00         16.85        22.35
 16.00         28.00        42.22
 26.00         30.82        31.65
 26.00         28.40        32.48
 18.00         46.94        94.60
 17.50          8.53         9.38
 24.00         84.62        90.10
 16.00         26.73        26.73
 32.00         39.13        45.46
 24.43         32.05        26.09
 39.00         39.29        50.00
 23.00         14.29        12.88
 18.00         20.00        30.91
 40.00         23.08        36.75
 30.00         11.11        30.44
  8.50         33.33        70.00
 46.93         43.28        48.97

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  03/05/97        01/22/97      Western Atlas Inc                           Norand Corp                               320.8
  07/02/97        01/24/97      American Standard Inc                       INCSTAR Corp(Sorin Biomedical)            106.3
  07/24/97        01/27/97      EndoSonics Corp                             Cardiometrics Inc                          56.8
  03/07/97        01/27/97      Honeywell Inc                               Measurex Corp                             597.0
  03/10/97        02/03/97      Scotsman Industries Inc                     Kysor Industrial Corp                     359.2
  03/31/97        02/10/97      Vencor Inc                                  TheraTx Inc                               378.2

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 33.50         87.41        94.20
  6.32         53.21        68.53
  7.54         13.81        47.12
 35.00         42.13        45.83
 43.00         17.01        24.64
 17.10         35.45        59.07

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  03/24/97        02/11/97      Johnson & Johnson                           Innotech Inc                              135.6
  09/17/97        02/14/97      Greenwich Air Services Inc                  UNC Inc                                   442.7
  06/27/97        02/18/97      NGC Corp                                    Destec Energy Inc                        1222.4
  08/06/97        02/19/97      United Bankshares Inc, WV                   First Patriot Bankshares, VA               35.4
  07/07/97        02/25/97      Pacific Century Financial Corp              CU Bancorp, Encino, California            178.4
  07/21/97        02/26/97      MassBank Corp, Reading, MA                  Glendale Co-Operative Bank, MA              6.9
  08/01/97        02/28/97      CIGNA Corp                                  Healthsource Inc                         1652.7
  06/27/97        03/04/97      Ultimate Electronics Inc                    Audio King Corp                             6.0
  08/13/97        03/06/97      Fireman's Fund Insurance Co                 Crop Growers Corp                          82.1
  09/02/97        03/10/97      General Electric Co                         Greenwich Air Services Inc                519.2
  04/15/97        03/11/97      PacifiCorp Holdings Inc                     TPC Corp                                  408.5
  10/01/97        03/14/97      Marshall & Ilsley, Milwaukee, WI            Security Capital, Milwaukee, WI          1115.8
  09/04/97        03/17/97      TCF Finl Corp, Minneapolis, MN              Standard Financial, Chicago, IL           428.0
  06/17/97        03/20/97      InvestCorp                                  Falcon Building Products Inc              584.5
  06/12/97        03/21/97      Olicom A/S                                  CrossComm Corp                             84.6
  04/28/97        03/24/97      Elsevier Science                            MDL Information Systems                   310.7
  05/07/97        03/25/97      IBP Inc (Occidental Petroleum)              Foodbrands America Inc                    657.5
  09/03/97        03/26/97      Hearst Broadcasting Group                   Argyle Television Inc                     322.2
  08/01/97        03/26/97      Deposit Guaranty, Jackson, MS               CitiSave Finl, Baton Rouge, LA             20.3
  10/01/97        03/31/97      Astoria Finl, Lake Success, NY              Greater NY Svgs Bk, New York, NY          318.1
  06/03/97        03/31/97      Moore Corp Ltd                              Peak Technologies Group Inc               169.8
  08/28/97        04/08/97      Citizens Financial Group, RI                BNH Bancshares, New Haven, CT              58.0
  06/12/97        04/08/97      Jacor Communications Inc                    Premiere Radio Networks Inc               208.9
  06/24/97        04/09/97      Public Storage Inc                          Public Storage Properties XVI              84.2
  06/24/97        04/09/97      Public Storage Inc                          Public Storage Ppties XVIII                78.6
  06/24/97        04/09/97      Public Storage Inc                          Public Storage Properties XIX              67.9

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  13.75         64.18        54.93
  15.00         41.18        36.36
  21.65         80.42        63.40
  17.00          9.68         4.62
  15.34         18.00        25.22
  28.00         33.33        40.00
  21.75         32.82        64.15
   2.10         68.00        68.00
  10.25         15.49        41.38
  31.00         33.33        34.78
  13.41         65.05        55.48
 111.06         32.61        39.92
  25.81         28.25        24.76
  17.75         49.47        52.69
   8.93         70.17        70.17
  32.00         43.82        54.22
  23.40         50.97        61.38
  26.50         16.48        14.60
  20.50         50.46        46.43
  25.16         56.01        62.30
  18.00         97.26        65.52
  15.50         26.53        19.23
  18.78         19.23        19.23
  20.01          5.32         2.62
  19.55          7.12         2.90
  16.52          3.25         3.25

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  05/13/97        04/09/97      Tomkins PLC                                 Stant Corp                                574.0
  07/21/97        04/09/97      Procter & Gamble Co                         Tambrands Inc                            2003.9
  06/13/97        04/10/97      Hedstrom Corp(Hedstrom Hldgs)               ERO Inc                                   203.6
  06/26/97        04/10/97      Compaq Computer Corp                        Microcom Inc                              267.6
  11/12/97        04/14/97      Neptune Orient Lines Ltd                    APL Ltd                                   878.5
  01/05/98        04/14/97      Patriot Amer Hosp/Wyndham Intl              Wyndham Hotel Corp                        773.1

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 21.50         48.28        49.57
 50.00         14.94        14.94
 11.25         16.88        30.44
 16.25         91.18        35.42
 33.50         65.43        42.55
 30.53         44.52        48.93

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  06/30/97        04/15/97      Lernout & Hauspie Speech                    Kurzweil Applied Intelligence              51.3
  07/10/97        04/18/97      Investor Group                              LIVE Entertainment Inc                     53.1
  05/28/97        04/21/97      ITT Industries Inc                          Goulds Pumps Inc                          922.1
  06/10/97        04/21/97      Harcourt General Inc                        National Education Corp                   776.1
  09/04/97        04/22/97      Fox Kids Worldwide Inc                      International Family Ent Inc             1862.9
  12/12/97        04/25/97      Peoples Bancorp, Marietta, OH               Gateway Bancorp, KY                        20.6
  10/01/97        05/01/97      Area Bancshares Corp, Kentucky              Cardinal Bancshares, Kentucky              96.0
  08/01/97        05/01/97      Chart Industries Inc                        Cryenco Sciences Inc                       19.2
  07/30/97        05/01/97      Choucroute Partners                         David White Inc                             5.9
  08/19/97        05/05/97      Giant Eagle Inc                             Riser Foods Inc                           468.5
  06/13/97        05/05/97      Incentive AB                                Vivra Inc                                1660.5
  08/15/97        05/06/97      GTE Corp                                    BBN Corp                                  713.8
  01/05/98        05/06/97      Foundation Health Systems Inc               Physicians Health Services Inc            268.2
  07/25/97        05/06/97      Riddell Sports Inc                          Varsity Spirit                             91.0
  06/03/98        05/07/97      Unitrin Inc                                 Reliable Life Insurance Co                261.1
  09/10/97        05/08/97      Nicolet Biomedical Inc                      Imex Medical Systems Inc                    9.3
  11/04/97        05/08/97      Apollo Management LP                        Living Centers of America Inc            1048.2
  10/16/97        05/12/97      CTS Corp                                    Dynamics Corp of America                  244.6
  08/14/97        05/21/97      Oxford Automotive Inc                       Howell Industries Inc                      23.0
  10/06/97        05/23/97      Price Communications Corp                   Palmer Wireless Inc                       870.4
  08/08/97        05/27/97      Columbia Natural Resources Inc              Alamco Inc                                102.8
  07/03/97        05/28/97      Owens Corning                               Fibreboard Corp                           631.2
  07/09/97        05/30/97      Whitehall Street Real Estate                Integrated Living Communities              79.7
  10/16/97        05/30/97      Colonnade Capital LLC                       National Picture and Frame Co              60.3
  09/08/97        06/03/97      Humana Inc                                  Physician Corp of America                 405.1
  07/14/97        06/05/97      Intermedia Communications Inc               DIGEX Inc                                 171.6

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
   5.52         69.69        66.49
   6.00          6.67        50.00
  37.00         57.45        60.87
  21.00         54.13        40.00
  35.00         95.80       107.41
  18.75         15.39        25.00
  60.26         33.91        31.00
   2.75         76.00        72.55
  12.00         14.29        18.52
  42.00         29.23        26.79
  35.62         41.77        35.70
  29.00         32.57        64.54
  28.25         26.97        51.68
  18.90         28.14        23.93
 120.13         51.11        52.06
   1.35          2.76         2.76
  40.50         22.73        41.49
  64.08         94.17       112.70
  37.00         30.40        32.14
  17.50         55.56        64.71
  15.75         11.50        16.67
  55.00         22.22        49.66
  11.50         21.05        50.82
  12.00         28.00        28.00
   7.00         12.00        23.08
  13.00         35.95        31.65

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  10/14/97        06/06/97      Excel Communications Inc                    Telco Communications Group Inc           1046.5
  10/01/97        06/09/97      SAFECO Corp                                 American States Financial Corp           3127.1
  07/15/97        06/09/97      Atlas Copco North America Inc               Prime Service Inc                        1112.0
  10/01/97        06/12/97      Thyssen AG                                  Giddings & Lewis Inc                      703.0
  08/29/97        06/16/97      United Dominion Industries Ltd              Core Industries Inc                       275.2
  09/30/97        06/16/97      Investor Group                              Frederick's of Hollywood, Inc.             69.4

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 29.24         23.77        26.44
 47.00         48.62        57.32
 32.00         29.95        31.28
 21.00          9.80         0.60
 25.00         37.93        49.25
  7.75         44.47        25.95

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  10/10/97        06/16/97      Genesis Eldercare                           Multicare Cos Inc                        1249.1
  07/24/97        06/17/97      Monterey Resources Inc                      McFarland Energy Inc                      111.2
  07/25/97        06/17/97      CCL Industries Inc                          Seda Specialty Packaging Corp             182.6
  08/15/97        06/19/97      Gateway 2000 Inc                            Advanced Logic Research Inc               206.8
  11/13/97        06/23/97      Crestar Finl Corp, Richmond, VA             American National Bancorp, MD              75.2
  10/17/97        06/23/97      General Motors Acceptance(GM)               Integon Corp                              517.1
  10/14/97        06/24/97      Louis Dreyfus Natural Gas                   American Exploration Co                   275.5
  07/25/97        06/24/97      JW Childs Equity Partners LP                Jillians Entertainment Corp                 4.7
  09/29/97        06/24/97      Three Rivers Holding Corp                   SMT Health Services Inc                    75.6
  10/09/97        06/30/97      Eaton Corp                                  Fusion Systems Corp                       308.6
  12/18/97        07/01/97      HMN Financial, Spring Valley, MN            Marshalltown Financial Corp, IA            25.9
  09/23/97        07/02/97      Bunzl PLC                                   American Filtrona Corp                    183.5
  10/28/97        07/02/97      Summa Industries Inc                        Calnetics Corp                             23.4
  09/26/97        07/03/97      Port Royal Holdings Inc                     Krystal Co                                145.4
  08/06/97        07/03/97      Raab Karcher AG(VEBA AG)                    Wyle Electronics                          633.0
  10/24/97        07/08/97      ING Groep NV                                Equitable of Iowa Cos                    2626.4
  09/23/97        07/09/97      CDSI Holding Corp                           Control Data Systems Inc                  273.9
  10/28/97        07/14/97      Investor Group                              Katz Media Group                          371.9
  09/04/97        07/15/97      Nortek Inc                                  Ply-Gem Industries Inc                    476.3
  09/29/97        07/17/97      Lucent Technologies Inc                     Octel Communications Corp                1824.8
  12/02/97        07/23/97      Benihana Inc                                Rudy's Restaurant Group                    18.8
  09/15/97        07/24/97      Mallinckrodt Inc                            Nellcor Puritan-Bennett                  1858.4
  02/02/98        07/28/97      Intel Corp                                  Chips and Technologies Inc                422.9
  10/08/97        07/28/97      Sun Healthcare Group Inc                    Regency Health Services Inc               587.9
  09/24/97        07/31/97      American Industrial Partners                Bucyrus International Inc                 193.3
  01/27/98        07/31/97      Western Bancorp,California                  Santa Monica Bank                         198.2

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 28.00         13.71        34.94
 18.55         41.33        44.78
 29.00         36.47        52.63
 15.50         30.53        34.78
 20.32         33.21        36.57
 26.00         92.59        74.79
 15.96         15.03        21.60
  0.50         77.78        45.46
 11.75          2.17         8.05
 39.00          9.86        24.30
 17.51         12.97        16.73
 46.52          2.24         3.38
  7.35         33.64        25.11
 14.50        169.77       176.19
 50.00         38.41        35.14
 68.00         20.35        21.70
 20.25         30.65        35.00
 11.00         69.23        93.41
 19.50         16.42        19.08
 31.00         37.40        41.31
  5.00         70.21        72.04
 28.50         43.40        57.24
 17.50         32.08        68.68
 22.00         50.43        43.09
 18.00         46.94        71.43
 28.00         17.59        28.74

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  09/26/97        08/01/97      Integrated Health Services Inc              Community Care of America Inc              94.0
  12/02/97        08/07/97      SPS Technologies Inc                        Magnetic Technologies Corp                 16.8
  12/22/97        08/08/97      USF&G Corp                                  Titan Holdings Inc                        278.1
  12/19/97        08/11/97      Confetti Acquisition Inc                    Amscan Holdings Inc                       334.9
  09/17/97        08/12/97      Steris Corp                                 Isomedix Inc                              139.8
  03/03/98        08/12/97      Hicks Muse Tate & Furst Inc                 LIN Television Corp                      1960.6

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
  4.00         18.52        88.24
  5.00         25.00        33.33
 22.47         19.06        24.85
 16.50         37.50        46.67
 20.50         15.49        13.89
 55.00         18.75        18.01

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  09/24/97        08/14/97      MedPartners Inc                             Talbert Medical Management                189.0
  12/29/97        08/14/97      Madison Dearborn Partners                   Tuesday Morning Corp                      298.6
  12/05/97        08/14/97      Comforce Corp                               Uniforce Services Inc                     140.7
  10/21/97        08/25/97      Household International Inc                 ACC Consumer Finance Corp                 186.9
  10/03/97        08/25/97      Cambrex Corp                                BioWhittaker Inc                          130.5
  12/22/97        08/26/97      Imperial Holly Corp                         Savannah Foods & Industries               582.9
  02/25/98        08/28/97      Wellsford Real Properties Inc               Value Property Trust                      186.6
  10/10/97        08/28/97      Applied Power Inc                           Versa Technologies Inc                    141.9
  01/09/98        09/04/97      Tyson Foods Inc                             Hudson Foods Inc                          648.4
  11/26/97        09/05/97      Misys PLC                                   Medic Computer Systems Inc                915.8
  12/22/97        09/11/97      Pillowtex Corp                              Fieldcrest Cannon Inc                     768.2
  12/09/97        09/12/97      Tivoli Systems Inc(IBM Corp)                Unison Software Inc                       183.0
  02/06/98        09/15/97      Star Banc Corp, Cincinnati, OH              Great Financial Corp,Kentucky             663.5
  01/16/98        09/19/97      Marshall Industries                         Sterling Electronics Corp                 217.6
  12/05/97        09/22/97      Conseco Inc                                 Washington National Corp                  424.0
  01/22/98        09/23/97      Investor Group                              El Chico Restaurants Inc                   49.2
  01/12/98        09/23/97      Shell Oil(Royal Dutch Petro)                Tejas Gas Corp                           2165.6
  11/24/97        09/24/97      Ligand Pharmaceuticals Inc                  Allergan Ligand Retinoid                   71.4
  02/19/98        09/25/97      Carpenter Technology Corp                   Talley Industries Inc                     309.4
  12/22/97        09/29/97      Wallace Computer Services Inc               Graphic Industries Inc                    424.5
  11/26/97        09/30/97      AHC Acquisition Corp                        Arbor Health Care Co                      424.2
  12/05/97        10/01/97      Land O' Lakes Inc                           Alpine Lace Brands Inc                     48.4
  12/23/97        10/09/97      Borden Chemical Inc(Borden)                 Melamine Chemicals Inc                    119.7
  11/19/97        10/10/97      Kennametal Inc                              Greenfield Industries Inc                 957.0
  11/21/97        10/15/97      FinishMaster Inc(Lacey Distn)               Thompson PBE Inc                           69.3
  02/12/98        10/16/97      Hartford Financial Services                 Omni Insurance Group Inc                  184.7

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 63.00         18.87        36.96
 25.00         25.79        11.11
 32.24         37.56        52.62
 21.39         34.75        29.64
 11.63         38.87        47.68
 20.25         14.89        17.39
 16.17         20.90        18.68
 24.63         33.11        31.33
 21.23         31.63        28.64
 35.00         12.00        25.00
 34.00          8.58        31.72
 15.00         25.00        22.45
 44.00         23.51        33.84
 21.00         30.23        57.01
 33.25          4.11        12.24
 12.75         75.86       104.00
 61.50         22.39        33.70
 21.97         11.59         7.83
 12.00         10.98        34.27
 21.75         19.18        34.88
 45.00         19.60        26.76
  9.13         48.98        46.00
 20.50         72.63        70.83
 38.00         26.67        44.08
  8.00         33.33        42.22
 31.75         75.78       130.91

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96


                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  12/29/97        10/17/97      Emerson Electric Co                         Computational Systems Inc                 158.6
  11/19/97        10/17/97      BTR PLC                                     Exide Electronics Group Inc               583.2
  03/31/98        10/17/97      First Federal Savings, Iowa                 GFS Bancorp Inc, Grinnell, IA              17.9
  02/24/98        10/20/97      Starwood Hotels & Resorts                   ITT Corp                                13748.2
  03/06/98        10/20/97      Kinder Morgan Energy Partners               Santa Fe Pacific Pipeline                1473.0
  01/07/98        10/21/97      Berkshire Hathaway Inc                      International Dairy Queen Inc             596.9

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 29.65         48.25         62.47
 29.00        133.17        149.46
 17.65          7.38         13.87
 85.00         98.25         95.40
 54.21         33.24         38.56
 27.00          9.09          9.37

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  02/27/98        10/23/97      Eastern Bank Corp, Lynn, MA                 Emerald Isle Bancorp, Quincy, MA           76.6
  02/10/98        10/27/97      National Australia Bank Ltd                 HomeSide Inc                             1230.1
  04/01/98        10/28/97      First Empire State Corp, NY                 ONBANCorp Inc, Syracuse, NY               893.0
  05/22/98        11/03/97      FirstMerit Corp                             CoBancorp Inc                             157.3
  03/03/98        11/12/97      Tekni-Plex Inc                              PureTec Corp                              324.6
  03/25/98        11/13/97      Investor Group                              Chartwell Leisure Inc                     240.8
  01/08/98        11/18/97      Cendant Corp                                Jackson Hewitt                            468.2
  02/27/98        11/19/97      Texas Instruments Inc                       Amati Communications Corp                 459.8
  01/28/98        11/21/97      TRW Inc                                     BDM International Inc                     888.0
  01/20/98        11/21/97      Co-Steel Inc                                New Jersey Steel(Von Roll)                173.5
  02/03/98        11/24/97      Davel Communications Group Inc              Communications Central Inc                102.4
  01/07/98        11/24/97      Cypress Group LLC                           General Host Corp                         326.2
  02/25/98        11/26/97      Investor Group                              Universal Hospital Services               133.0
  12/30/97        11/28/97      Lund International Holdings                 Deflecta-Shield Corp                       89.8
  06/02/98        12/02/97      Patriot Amer Hosp/Wyndham Intl              Interstate Hotels Co                     2055.9
  02/13/98        12/12/97      Voith Sulzer Paper Technology               Impact Systems Inc                         28.6
  05/29/98        12/12/97      Bethlehem Steel Corp                        Lukens Inc                                700.2
  05/01/98        12/15/97      US Bancorp, Minneapolis, MN                 Piper Jaffray Cos                         767.8
  01/30/98        12/16/97      SulzerMedica(Gebrueder Sulzer)              Spine-Tech Inc                            621.1
  01/23/98        12/17/97      InvaCare Corporation                        Suburban Ostomy Supply Co Inc             130.8
  06/17/98        12/19/97      Harsco Corp                                 Chemi-Trol Chemical Co                     46.1
  05/20/98        12/22/97      MDC Communications Corp                     Artistic Greetings Inc                     33.6
  04/01/98        12/23/97      Outsourcing Solutions Inc                   Union Corp                                193.0
  07/06/98        12/30/97      Pacific Bank NA, CA                         Sterling West Bancorp, CA                  12.2
  07/17/98        01/05/98      Meditrust Acquisition Co                    La Quinta Inns Inc                       2907.5
  04/01/98        01/06/98      Oakwood Homes Corp                          Schult Homes Corp                         101.4

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 33.00         28.78        33.33
 27.83         12.14         7.28
 69.50         12.89        21.40
 44.50         30.88        52.14
  3.50         34.94        31.77
 17.25          4.55        11.29
 68.00         21.70        47.83
 20.00         44.14        13.48
 29.50         43.47        38.01
 23.00        170.59       166.67
 10.50         25.37        12.00
  5.50         62.96        79.59
 15.50         29.17        25.25
 16.00         33.33        77.78
 37.50          8.70        27.39
  2.75         49.15        44.26
 30.00         94.33        69.61
 37.25         24.17        54.01
 52.00         52.94        55.81
 11.75         13.25        13.25
 23.00         61.40        64.29
  5.70         47.10        52.00
 31.50         13.51        23.53
  7.11         35.43        23.65
 26.00         35.95        35.95
 22.50         10.43        19.21

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
----------------------------------------------------------------------------------------------------------------------------------
  02/19/98        01/12/98      Research Institute of America               Computer Language Research Inc            325.4
  07/31/98        01/13/98      CertainTeed Corp                            Bird Corp                                  39.2
  06/02/98        01/14/98      EastGroup Properties                        Meridian Point Realty Trust                51.7
  10/05/98        01/20/98      Albertson's Inc                             Buttrey Food and Drug Stores              139.2
  05/27/98        01/20/98      Investor Group                              Regal Cinemas Inc                        1462.7
  05/15/98        01/21/98      Microsemi Corp                              BKC Semiconductors Inc                     13.3

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  22.50         62.16        69.81
   5.50         18.92        29.41
   8.50         65.85        88.89
  15.50         44.19        47.62
  31.00         10.71        34.78
   9.17         59.48        66.73

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  06/11/98        01/26/98      Compaq Computer Corp                        Digital Equipment Corp                   9123.7
  03/03/98        01/27/98      Sage Group PLC                              State of the Art Inc                      245.2
  03/05/98        01/28/98      Kerr Group Inc                              Sun Coast Industries Inc                   45.5
  06/05/98        01/29/98      US Aggregates Inc                           Monroc Inc                                 50.3
  05/21/98        01/29/98      AmeriServe Food Distn Inc                   ProSource Inc(Onex Corp)                  343.3
  06/18/98        02/09/98      USA Waste Services Inc                      American Waste Services                   122.1
  06/30/98        02/09/98      Banco Bilbao Vizcaya SA                     PonceBank                                 164.5
  04/16/98        02/09/98      Fountain View(Heritage)                     Summit Care Corp                          275.1
  06/04/98        02/10/98      Canadian National Railway Co                Illinois Central Corp                    2931.0
  06/10/98        02/11/98      Sombrero Acquisition Corp                   MTL Inc                                   250.1
  05/20/98        02/11/98      Wolters Kluwer NV                           Waverly Inc                               375.6
  08/17/98        02/17/98      HB Acquisition Corp                         Bell Sports Corp                          165.7
  05/27/98        02/17/98      Applied Graphics Technologies               Devon Group Inc                           474.4
  10/15/98        02/19/98      Hollywood Park Inc                          Casino Magic Corp                         344.8
  04/06/98        02/24/98      Siebe PLC                                   Wonderware Corp                           362.7
  08/17/98        03/02/98      El Paso Natural Gas Co                      DeepTech International                    375.4
  04/30/98        03/02/98      Sunbeam Corp                                First Alert Inc                           129.2
  04/30/98        03/02/98      Sunbeam Corp                                Signature Brands USA Inc                   81.7
  05/20/98        03/05/98      Xerox Corp                                  Intelligent Electronics Inc               341.6
  07/31/98        03/06/98      Aluminum Co of America{Alcoa}               Alumax Inc                               3944.2
  04/30/98        03/06/98      ASK AS                                      Proxima Corp                               82.9
  06/25/98        03/09/98      American Cellular Corp                      PriCellular Corp                         1385.2
  06/19/98        03/10/98      Communications Instruments Inc              Corcom Inc                                 51.7
  04/20/98        03/12/98      Great Universal Stores PLC                  Metromail Corp                            837.9
  07/31/98        03/13/98      Investor Group                              MedCath Inc                               227.8
  07/10/98        03/16/98      Abbott Laboratories                         International Murex Tech Corp             232.7

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 60.00         50.25        62.45
 22.00         35.39        35.39
 10.75         62.26        84.95
 10.77         10.46         6.37
 15.00        106.90       100.00
  4.00        156.00       166.67
 26.10         14.10        25.78
 21.00         31.25        37.71
 39.00         20.00        18.86
 40.00         38.53        56.10
 39.00         50.73        50.73
 10.25         13.10         8.61
 60.08         32.03        37.91
  2.27         32.07        32.07
 24.00         59.34        79.44
 14.00          9.80        15.46
  5.25         90.91       110.00
  8.25         60.98       106.25
  7.60         19.22        34.37
 49.39         33.26        36.25
 11.00         25.71        23.94
 14.00         16.67        16.06
 13.00         31.65        36.84
 34.50         28.37        30.19
 19.00         10.95        34.51
 13.00         38.21        50.73

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  05/11/98        03/30/98      Knowledge Beginnings Inc                    Children's Discovery Centers               89.1
  07/21/98        04/03/98      NE Restaurant Co Inc                        Bertucci's Inc                             96.5
  05/19/98        04/08/98      Huntsman Packaging Corp                     Blessings Corp                            269.7
  05/15/98        04/09/98      Richfood Holdings Inc                       Dart Group Corp                           193.3
  07/29/98        04/09/98      Camelot Music Holdings                      Spec's Music Inc                           26.8
  06/26/98        04/10/98      CompuCom SystemsInc(Safeguard)              Dataflex Corp                              25.2

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
 12.25         16.67        25.64
 10.50         35.48        35.48
 21.00         18.31        34.94
160.00         11.89        19.40
  3.30         65.00        65.00
  4.10          9.33        23.77

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  05/29/98        04/15/98      Siebe PLC                                   Simulation Sciences Inc                   146.5
  07/21/98        04/17/98      Sterling Commerce Inc                       XcelleNet Inc                             214.3
  08/25/98        04/21/98      Investor Group                              PCA International Inc                     232.5
  06/24/98        04/21/98      General Electric Co PLC                     Tracor Inc                               1323.5
  06/29/98        04/22/98      Evans & Sutherland Computer                 AccelGraphics Inc                          55.9
  07/31/98        04/23/98      Piccadilly Cafeterias Inc                   Morrison Restaurants Inc                   46.2
  08/30/98        04/27/98      Genesis Health Ventures Inc                 Vitalink Pharmacy Services Inc            678.4
  06/01/98        04/27/98      Lucent Technologies Inc                     Yurie Systems Inc                        1044.1
  07/20/98        04/28/98      Snap-On Inc                                 Hein-Werner Corp                           37.5
  06/10/98        05/04/98      Tropical Sportswear Intl Corp               Farah Inc                                  93.6
  06/29/98        05/04/98      ARCO                                        Union Texas Petroleum Holdings           2741.4
  09/25/98        05/05/98      Investor Group                              Allied Digital Technologies Co             69.2
  08/06/98        05/06/98      Fidelity & Deposit Co of MD                 Mountbatten Inc                            43.4
  06/15/98        05/08/98      Agrobios(Desc SA de CV)                     Authentic Specialty Foods Inc             141.9
  07/14/98        05/11/98      Diamond Multimedia Systems Inc              Micronics Computers Inc                    31.7
  06/26/98        05/13/98      Filtronic Comtek PLC                        Sage Laboratories Inc                      20.2
  08/19/98        05/18/98      Dillard's Inc                               Mercantile Stores Co Inc                 2943.1
  09/15/98        05/20/98      GE Medical Systems                          InnoServ Technologies                      13.1
  10/22/98        05/20/98      Licking Rural Electrification               National Gas & Oil Co                      93.0
  07/22/98        05/22/98      Gambrinus Co                                Pete's Brewing Co                          69.4
  07/07/98        05/28/98      Bowne & Co Inc                              Donnelley Enterprise Solutions            105.2
  08/28/98        06/01/98      US Xpress Enterprises Inc                   PST Vans Inc                               83.9
  07/21/98        06/12/98      Armstrong World Industries Inc              Triangle Pacific Corp                    1124.3
  08/31/98        06/16/98      Linsalata Capital Partners                  Personnel Management Inc                   34.9
  09/08/98        06/17/98      Carlton Communications PLC                  Nimbus CD International Inc               264.9
  07/28/98        06/18/98      Lyondell Petrochemical Co                   ARCO Chemical Co(ARCO)                   5645.7

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  10.00         16.79        11.11
  22.02         12.55         7.73
  26.50         17.78        20.46
  40.00         16.79        25.00
   5.75         22.67        21.05
   5.00         73.91        81.82
  22.50         12.15         6.51
  35.00         17.40        49.73
  12.60         65.25        80.00
   9.00         44.00        39.81
  29.00         46.84        36.47
   5.00         14.29        37.93
  14.60          6.18         4.29
  17.00         13.33        37.37
   2.45         15.29        50.77
  17.50         34.62        35.92
  80.00          9.59        15.42
   4.25         32.04        41.67
  13.00         18.18        26.06
   6.38         39.73        42.66
  21.00         61.54        83.61
   7.47         35.82        10.67
  55.50         26.50        24.02
  16.00         23.08        23.08
  11.50          5.75        10.84
  57.75         12.27         3.36

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
----------------------------------------------------------------------------------------------------------------------------------
  09/22/98        06/29/98      Key Energy Group Inc                        Dawson Production Services Inc            348.8
  09/21/98        07/07/98      Investor Group                              Republic Engineered Steels                417.8
  09/18/98        07/14/98      Henkel KGaA                                 DEP Corp                                   89.7
  09/02/98        07/17/98      DLJ Merchant Banking Inc                    DeCrane Aircraft Holdings Inc             181.5
  10/06/98        07/20/98      SPX Corp                                    General Signal Corp                      2318.7
  09/10/98        07/28/98      Network Associates Inc                      CyberMedia Inc                            130.1

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  17.50         50.54        66.67
   7.25         68.12        45.00
   5.25         95.35        78.72
  23.00         28.67        33.82
  45.00         22.66        19.40
   9.50         38.18       117.14

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  09/11/98        07/29/98      EBC Texas Acquisition Corp                  E-Z Serve Corp                            43.2
  10/15/98        07/30/98      Hercules Inc                                BetzDearborn Inc                        3090.3
  11/13/98        09/23/98      USFreightways Corp                          Golden Eagle Group Inc                    30.2
  11/30/98        10/21/98      Union Planters Bk Nat Assoc                 Capital Factors Holdings Inc              22.2
  12/14/98        10/27/98      Allmerica Financial Corp                    Citizens Corp(Hanover Ins Co)            212.4
  12/10/98        11/02/98      Danone Group                                AquaPenn Spring Water Co Inc             110.3
  12/22/98        11/09/98      Stonington Partners Inc                     Global Motorsport Group Inc              109.0
  12/22/98        11/10/98      Select Medical Corp                         Intensiva Healthcare Corp                115.2
  12/16/98        11/10/98      Roanoke Electric Steel                      Steel of West Virginia Inc               116.8
  01/06/99        11/16/98      Vulcan Materials Co                         CalMat Co                                886.6
  03/30/99        11/17/98      Prologis Trust                              Meridian Industrial Trust Inc           1456.8
  04/23/99        11/18/98      Foilmark Inc                                HoloPak Technologies Inc                  12.9
  02/22/99        11/19/98      American Airlines Inc(AMR)                  Reno Air Inc                             141.3
  01/08/99        11/20/98      Maxxim Medical Inc                          Circon Corp                              243.7
  01/13/99        11/23/98      GE Fanuc Automation N America               Total Control Products Inc                99.6
  03/24/99        11/24/98      BGI Acquisition LLC                         Besicorp Group Inc                       111.8
  04/23/99        12/02/98      Pinault-Printemps Redoute                   Brylane Inc                              230.6
  04/05/99        12/03/98      Investor Group                              Back Bay Restaurants Group Inc            38.9
  01/22/99        12/03/98      L-3 Communications Holdings                 Microdyne Corp                            90.0
  04/13/99        12/03/98      Fairfax Financial Holdings Ltd              TIG Holdings Inc                         846.8
  02/11/99        12/07/98      GKN PLC                                     Interlake Corp                           466.7
  01/27/99        12/11/98      Misys PLC                                   C-ATS Software Inc                        59.0

              PREMIUM       PREMIUM
 PRICE         1 WEEK       4 WEEKS
   PER       PRIOR TO      PRIOR TO
 SHARE       ANN. DATE    ANN. DATE
-----------------------------------
  0.60         20.00        20.00
 72.00         94.60        73.49
  4.45        184.80       223.64
 17.50          8.95         2.94
 33.25         17.18        20.91
 13.00        100.00       160.00
 19.50         33.76        31.09
  9.63         60.42        92.50
 10.75        100.00        79.17
 31.00         16.71        32.98
 25.00         14.94         8.99
  3.64         66.40       104.35
  7.75         15.89        44.19
 15.00         13.21         0.00
 11.00         12.82        18.92
 36.97         11.59         6.37
 24.50         88.46        44.12
 10.25         13.89        28.13
  5.00         60.00        44.14
 16.50         29.41        15.28
  7.25        110.91       100.00
  7.50         66.67        90.48

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
-----------------------------------------------------------------------------------------------------------------------------------
  02/16/99        12/11/98      Cracker Barrel Old Country Str              Logans Roadhouse Inc                      178.3
  03/24/99        12/13/98      Kensington Acquisition Sub Inc              Cellular Communications Intl             1687.9
  01/21/99        12/15/98      EMAP PLC                                    Petersen Companies Inc                   1494.8
  01/25/99        12/16/98      Seita                                       Consolidated Cigar Holdings               730.4
  01/25/99        12/16/98      CustomerOne Holding Corp                    LCS Industries Inc                         89.1
  03/15/99        12/17/98      Phar-Mor Inc                                Pharmhouse Corp                            34.4
  02/04/99        12/17/98      Moriarty Acquisition Corp                   Rival Co                                  129.4
  03/01/99        12/18/98      Borg-Warner Automotive Inc                  Kuhlman Corp                              789.9
  01/26/99        12/18/98      Rohm and Haas Co                            LeaRonal Inc                              449.2
  03/04/99        12/24/98      Investor Group                              COHR Inc                                   21.7
  04/20/99        12/27/98      Fairchild Corp                              Kaynar Technologies Inc                   388.7
  03/01/99        01/06/99      Marriott International Inc                  ExecuStay Corp                             64.8
  02/24/99        01/07/99      General Chemical Group Inc                  Defiance Inc                               57.8
  02/22/99        01/11/99      ADT Inc(ADT Group PLC)                      Alarmguard Holdings Inc                    53.4
  02/25/99        01/19/99      Louisiana-Pacific Corp                      ABT Building Products Corp                222.0
  04/09/99        01/19/99      Steag AG(Ruhrkohle AG)                      AG Associates Inc                          34.6
  03/24/99        01/19/99      United Information Group                    Audits & Surveys Worldwide Inc             43.2
  03/23/99        01/19/99      Dura Automotive Systems(Onex)               Excel Industries Inc                      482.1
  04/09/99        02/01/99      Eaton Corp                                  Aeroquip-Vickers Inc                     1633.9
  03/24/99        02/08/99      Computer Associates Intl Inc                Computer Management Sciences              425.1
  03/22/99        02/11/99      Federated Department Stores                 Fingerhut Cos Inc                        1544.1

               PREMIUM       PREMIUM
  PRICE         1 WEEK       4 WEEKS
    PER       PRIOR TO      PRIOR TO
  SHARE       ANN. DATE    ANN. DATE
------------------------------------
  24.00         10.35        33.80
  80.00         25.49        26.98
  34.00         43.92        39.85
  17.85         33.46        86.67
  17.50         21.74        52.17
   3.25        188.89       181.08
  13.75         25.00        92.98
  39.00         43.12        38.36
  34.00         37.37        59.06
   6.50         89.09       116.67
  28.75         27.78        38.55
  14.00          7.18         9.80
   9.50         43.40        46.15
   9.25         12.98        21.31
  15.00         29.03        50.00
   5.50         33.33        49.15
   3.24         36.42        29.60
  26.18         41.01        55.11
  58.00         68.12        91.74
  28.00         64.71        72.31
  25.00         22.70        40.85

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96



                                                                                                                    VALUE OF
     DATE            DATE                                                                                          TRANSACTION
  EFFECTIVE       ANNOUNCED     ACQUIROR NAME                               TARGET NAME                             ($ MIL)
---------------------------------------------------------------------------------------------------------------------------------
  04/15/99        03/01/99      General Electric Co PLC                     Reltec Corp                              2101.8

                      PREMIUM       PREMIUM
  PRICE               1 WEEK       4 WEEKS
    PER              PRIOR TO      PRIOR TO
  SHARE              ANN. DATE    ANN. DATE
--------------------------------------------
  29.50                47.96          55.26


  ------------------------------------------
  Median               31.84          37.54
  Average              37.73          44.29
  Adj. Avg.            37.46          43.97
  ------------------------------------------

  Below 20%              130             87
  % Below 20%          30.4%          20.3%

STOCK PRICE ANALYSIS

                             UNITED FOODS - CLASS A
              SHARES TRADED AT VARIOUS PRICES FROM 1/1/98 TO 5/5/99

                                                                                             CUMULATIVE
                                                                           ------------------------------------------------
                            DAYS      % OF TOTAL              % OF TOTAL     DAYS     % OF TOTAL                 % OF TOTAL
         TRADING          DAILY AVG.    DAYS         TRADING    TRADING    DAILY AVG.     DAYS        TRADING      TRADING
         RANGE (1)        IN RANGE     TRADED        VOLUME      VOLUME     IN RANGE     TRADED        VOLUME      VOLUME
         ---------        --------     ------        ------      ------     --------     ------        ------      ------
     LESS THAN  $2.30        0          0.0%              -        0.0%         0         0.0%               -       0.0%
        $2.30 - $2.45       29          8.6%         44,500        6.6%        29         8.6%          44,500       6.6%
        $2.45 - $2.60       73         21.6%        160,500       24.0%       102        30.2%         205,000      30.6%
        $2.60 - $2.75       66         19.5%         99,200       14.8%       168        49.7%         304,200      45.5%
        $2.75 - $2.90       36         10.7%         92,200       13.8%       204        60.4%         396,400      59.2%
        $2.90 - $3.05       15          4.4%         21,700        3.2%       219        64.8%         418,100      62.5%
        $3.05 - $3.20       24          7.1%         32,700        4.9%       243        71.9%         450,800      67.4%
        $3.20 - $3.35       41         12.1%         62,800        9.4%       284        84.0%         513,600      76.7%
        $3.35 - $3.50       33          9.8%         55,400        8.3%       317        93.8%         569,000      85.0%
        $3.50 - $3.65       11          3.3%         30,200        4.5%       328        97.0%         599,200      89.5%
        $3.65 - $3.80        8          2.4%         33,900        5.1%       336        99.4%         633,100      94.6%
        $3.80 - $3.95        2          0.6%         36,200        5.4%       338       100.0%         669,300     100.0%
 GREATER THAN   $3.95        0          0.0%              -        0.0%       338       100.0%         669,300     100.0%
      Total:               338        100.0%        669,300      100.0%

                                    [CHART]

(1)    Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 1,980 shares or $5,845.64 and the average daily close has been $2.90.

STOCK PRICE ANALYSIS

                           UNITED FOODS INC - CLASS B
              SHARES TRADED AT VARIOUS PRICES FROM 1/1/98 TO 5/5/99

                                                                                        CUMULATIVE
                                                                           ---------------------------------------------------
                         DAYS       % OF TOTAL                % OF TOTAL     DAYS       % OF TOTAL                  % OF TOTAL
       TRADING         DAILY AVG.      DAYS        TRADING      TRADING    DAILY AVG.      DAYS         TRADING       TRADING
       RANGE (1)        IN RANGE      TRADED        VOLUME      VOLUME     IN RANGE       TRADED         VOLUME       VOLUME
------------------------------------------------------------------------------------------------------------------------------
    LESS THAN $2.30        0           0.0%              -        0.0%         0            0.0%             -          0.0%
      $2.30 - $2.45       17           5.0%         24,400        7.1%        17            5.0%         24,400         7.1%
      $2.45 - $2.60       48          14.2%         47,000       13.7%        65           19.2%         71,400        20.8%
      $2.60 - $2.75       70          20.7%         71,500       20.9%       135           39.9%        142,900        41.7%
      $2.75 - $2.90       47          13.9%         36,100       10.5%       182           53.8%        179,000        52.2%
      $2.90 - $3.05       31           9.2%         25,800        7.5%       213           63.0%        204,800        59.7%
      $3.05 - $3.20       26           7.7%         28,600        8.3%       239           70.7%        233,400        68.1%
      $3.20 - $3.35       16           4.7%         27,000        7.9%       255           75.4%        260,400        76.0%
      $3.35 - $3.50       49          14.5%         44,300       12.9%       304           89.9%        304,700        88.9%
      $3.50 - $3.65       27           8.0%         28,000        8.2%       331           97.9%        332,700        97.1%
      $3.65 - $3.80        7           2.1%         10,100        2.9%       338          100.0%        342,800       100.0%
      $3.80 - $3.95        0           0.0%              -        0.0%       338          100.0%        342,800       100.0%
 GREATER THAN $3.95        0           0.0%              -        0.0%       338          100.0%        342,800       100.0%

    Total:               338         100.0%        342,800      100.0%

                                    [CHART]

(1)    Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 1,014 shares or $3,011.90 and the average daily close has been $2.97.

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
5-May-99                  0             $2.75           $2.44            $2.59
4-May-99                  0             $2.69           $2.44            $2.56
3-May-99                  0             $2.69           $2.44            $2.56
30-Apr-99               4,400           $2.69           $2.63            $2.63
29-Apr-99                 0             $2.69           $2.31            $2.50
28-Apr-99                 0             $2.69           $2.31            $2.50
27-Apr-99                 0             $2.69           $2.31            $2.50
26-Apr-99               1,500           $2.50           $2.50            $2.50
23-Apr-99                 0             $2.56           $2.19            $2.38
22-Apr-99                200            $2.38           $2.38            $2.38
21-Apr-99               1,000           $2.50           $2.38            $2.50
20-Apr-99                300            $2.50           $2.38            $2.50
19-Apr-99                500            $2.50           $2.50            $2.50
16-Apr-99               1,500           $2.38           $2.38            $2.38
15-Apr-99                 0             $2.69           $2.31            $2.50
14-Apr-99               1,000           $2.50           $2.50            $2.50
13-Apr-99               6,400           $2.50           $2.50            $2.50
12-Apr-99                 0             $2.63           $2.13            $2.38
9-Apr-99                6,000           $2.50           $2.50            $2.50
8-Apr-99                  0             $2.75           $2.44            $2.59
7-Apr-99                  0             $2.75           $2.44            $2.59
6-Apr-99                2,400           $2.56           $2.50            $2.56
5-Apr-99                  0             $2.75           $2.44            $2.59
1-Apr-99                 300            $2.63           $2.63            $2.63
31-Mar-99               6,800           $2.75           $2.63            $2.75
30-Mar-99                 0             $2.63           $2.44            $2.53
29-Mar-99               2,100           $2.63           $2.63            $2.63

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
21-Jan-98               1,800           2.63             2.50             2.50
20-Jan-98                 0             2.69             2.38             2.53
16-Jan-98                300            2.56             2.56             2.56
15-Jan-98               9,300           2.63             2.50             2.50
14-Jan-98                 0             2.69             2.31             2.50
13-Jan-98                 0             2.56             2.31             2.44
12-Jan-98                 0             2.69             2.31             2.50
9-Jan-98                 700            2.50             2.44             2.44
8-Jan-98                  0             2.69             2.44             2.56
7-Jan-98                  0             2.69             2.31             2.50
6-Jan-98                5,600           2.63             2.63             2.63
5-Jan-98                3,400           2.75             2.63             2.63
2-Jan-98                  0             2.75             2.44             2.59

Number of days with positive volume:                    187
Number of days at $3.50 or above:                        27
Percentage of days at $3.50 or above:                   14%

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
 5-May-99                 0               2.75              2.38              2.56
 4-May-99                500              2.50              2.50              2.50
 3-May-99               1,300             2.50              2.38              2.38
30-Apr-99               5,000             2.63              2.50              2.63
29-Apr-99               4,000             2.50              2.44              2.50
28-Apr-99               2,000             2.44              2.44              2.44
27-Apr-99               5,000             2.50              2.38              2.38
26-Apr-99               4,500             2.56              2.38              2.38
23-Apr-99                800              2.50              2.50              2.50
22-Apr-99                100              2.38              2.38              2.38
21-Apr-99               1,500             2.50              2.31              2.50
20-Apr-99                700              2.56              2.44              2.50
19-Apr-99                100              2.56              2.56              2.56
16-Apr-99               1,000             2.44              2.44              2.44
15-Apr-99                 0               2.63              2.38              2.50
14-Apr-99                800              2.44              2.44              2.44
13-Apr-99                 0               2.88              2.44              2.66
12-Apr-99                 0               2.75              2.44              2.59
 9-Apr-99               4,000             2.56              2.50              2.56
 8-Apr-99               2,000             2.63              2.63              2.63
 7-Apr-99               1,800             2.56              2.50              2.50
 6-Apr-99                 0               2.75              2.44              2.59
 5-Apr-99                200              2.63              2.63              2.63
 1-Apr-99                500              2.75              2.75              2.75
31-Mar-99               2,000             2.75              2.75              2.75
30-Mar-99               2,000             2.75              2.75              2.75
29-Mar-99               1,800             2.63              2.63              2.63
26-Mar-99                500              2.63              2.63              2.63

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
27-Nov-98                 0             2.94             2.25             2.59
25-Nov-98              10,300           2.63             2.63             2.63
24-Nov-98              10,800           2.50             2.38             2.38
23-Nov-98                200            2.63             2.63             2.63
20-Nov-98                 0             2.75             2.44             2.59
19-Nov-98               9,000           2.63             2.63             2.63
18-Nov-98               3,500           2.63             2.63             2.63
17-Nov-98                500            2.69             2.63             2.63
16-Nov-98               1,200           2.69             2.69             2.69
13-Nov-98                 0             2.94             2.63             2.78
12-Nov-98                 0             2.94             2.69             2.81
11-Nov-98               2,300           2.81             2.81             2.81
10-Nov-98                 0             2.94             2.69             2.81
9-Nov-98                  0             3.00             2.69             2.84
6-Nov-98                  0             2.94             2.63             2.78
5-Nov-98                 500            2.81             2.81             2.81
4-Nov-98                  0             3.00             2.50             2.75
3-Nov-98                  0             3.00             2.75             2.88
2-Nov-98                  0             3.06             2.75             2.91
30-Oct-98               6,000           2.94             2.75             2.94
29-Oct-98                 0             3.00             2.69             2.84
28-Oct-98                 0             3.00             2.69             2.84
27-Oct-98               5,900           2.88             2.81             2.88
26-Oct-98               1,000           2.69             2.69             2.69
23-Oct-98                 0             2.81             2.56             2.69
22-Oct-98                 0             2.88             2.56             2.72
21-Oct-98                 0             2.88             2.63             2.75

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
20-Oct-98                 0             2.94             2.56             2.75
19-Oct-98                200            2.69             2.69             2.69
16-Oct-98                 0             2.81             2.56             2.69
15-Oct-98               1,000           2.75             2.69             2.69
14-Oct-98                 0             3.00             2.63             2.81
13-Oct-98                 0             2.94             2.63             2.78
12-Oct-98                 0             2.94             2.69             2.81
9-Oct-98                  0             3.00             2.69             2.84
8-Oct-98                  0             2.88             2.56             2.72
7-Oct-98                1,400           2.88             2.88             2.88
6-Oct-98                 700            2.88             2.88             2.88
5-Oct-98                  0             3.06             2.81             2.94
2-Oct-98                 300            2.81             2.81             2.81
1-Oct-98                  0             3.06             2.63             2.84
30-Sep-98               2,000           2.94             2.94             2.94
29-Sep-98                200            2.88             2.88             2.88
28-Sep-98                 0             2.94             2.56             2.75
25-Sep-98                500            2.81             2.81             2.81
24-Sep-98                 0             2.94             2.56             2.75
23-Sep-98                 0             2.81             2.56             2.69
22-Sep-98                500            2.63             2.63             2.63
21-Sep-98                 0             2.81             2.56             2.69
18-Sep-98                 0             2.88             2.56             2.72
17-Sep-98               6,000           2.63             2.38             2.63
16-Sep-98                100            2.38             2.38             2.38
15-Sep-98                 0             2.50             2.31             2.41
14-Sep-98               5,000           2.44             2.44             2.44

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
11-Sep-98               1,600           2.63             2.38             2.44
10-Sep-98               2,400           2.50             2.50             2.50
9-Sep-98                  0             2.81             2.44             2.63
8-Sep-98                  0             2.94             2.56             2.75
4-Sep-98                  0             2.75             2.44             2.59
3-Sep-98                  0             2.88             2.56             2.72
2-Sep-98                 800            2.63             2.63             2.63
1-Sep-98                 800            2.81             2.75             2.75
31-Aug-98               6,700           2.88             2.50             2.88
28-Aug-98                 0             2.69             2.44             2.56
27-Aug-98               4,000           2.63             2.56             2.63
26-Aug-98               5,000           2.75             2.75             2.75
25-Aug-98               5,400           2.81             2.75             2.81
24-Aug-98                 0             2.94             2.75             2.84
21-Aug-98                 0             2.88             2.69             2.78
20-Aug-98               2,000           2.81             2.81             2.81
19-Aug-98                300            2.94             2.88             2.88
18-Aug-98                100            2.94             2.94             2.94
17-Aug-98               8,000           2.94             2.94             2.94
14-Aug-98                 0             3.13             2.88             3.00
13-Aug-98                 0             3.13             2.88             3.00
12-Aug-98                300            3.00             3.00             3.00
11-Aug-98               1,200           3.25             2.94             2.94
10-Aug-98                 0             3.25             2.94             3.09
7-Aug-98                  0             3.19             2.63             2.91
6-Aug-98                  0             3.25             2.75             3.00
5-Aug-98                 600            3.25             3.06             3.06

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
4-Aug-98                  0             3.38             2.88             3.13
3-Aug-98                1,800           3.38             3.25             3.25
31-Jul-98               9,900           3.38             3.00             3.38
30-Jul-98                 0             3.31             3.13             3.22
29-Jul-98                200            3.19             3.19             3.19
28-Jul-98                 0             3.25             3.06             3.16
27-Jul-98                 0             3.38             3.06             3.22
24-Jul-98                 0             3.38             3.06             3.22
23-Jul-98                 0             3.25             2.88             3.06
22-Jul-98               2,100           3.25             3.25             3.25
21-Jul-98                 0             3.38             3.06             3.22
20-Jul-98                 0             3.38             2.88             3.13
17-Jul-98                 0             3.38             3.13             3.25
16-Jul-98                 0             3.38             3.06             3.22
15-Jul-98                 0             3.38             3.06             3.22
14-Jul-98                 0             3.31             3.13             3.22
13-Jul-98                 0             3.38             3.13             3.25
10-Jul-98                 0             3.31             2.88             3.09
9-Jul-98                  0             3.38             3.13             3.25
8-Jul-98                  0             3.38             3.13             3.25
7-Jul-98                1,000           3.19             3.19             3.19
6-Jul-98                1,600           3.25             3.19             3.19
2-Jul-98                  0             3.50             3.19             3.34
1-Jul-98                 400            3.38             3.38             3.38
30-Jun-98               7,000           3.44             3.38             3.38
29-Jun-98                 0             3.44             3.06             3.25
26-Jun-98                 0             3.50             2.88             3.19

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
25-Jun-98               1,000           3.25             3.25             3.25
24-Jun-98                 0             3.56             3.06             3.31
23-Jun-98                200            3.25             3.25             3.25
22-Jun-98               5,000           3.31             3.31             3.31
19-Jun-98                 0             3.38             3.19             3.28
18-Jun-98                600            3.19             3.19             3.19
17-Jun-98                 0             3.38             3.13             3.25
16-Jun-98               5,200           3.31             3.19             3.19
15-Jun-98                100            3.31             3.31             3.31
12-Jun-98                 0             3.56             3.25             3.41
11-Jun-98               2,200           3.38             3.31             3.31
10-Jun-98                100            3.31             3.31             3.31
9-Jun-98                 600            3.38             3.38             3.38
8-Jun-98                  0             3.69             3.19             3.44
5-Jun-98                 500            3.50             3.50             3.50
4-Jun-98                  0             3.69             3.44             3.56
3-Jun-98                  0             3.69             3.44             3.56
2-Jun-98                  0             3.69             3.44             3.56
1-Jun-98                  0             3.63             3.25             3.44
29-May-98              15,300           3.63             3.44             3.63
28-May-98               1,100           3.50             3.31             3.50
27-May-98                 0             3.50             3.19             3.34
26-May-98               3,200           3.38             3.38             3.38
22-May-98                 0             3.44             3.19             3.31
21-May-98                 0             3.63             3.13             3.38
20-May-98                 0             3.56             3.19             3.38
19-May-98               7,300           3.25             3.25             3.25

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
18-May-98               3,700           3.31             3.31             3.31
15-May-98                200            3.38             3.38             3.38
14-May-98                 0             3.50             3.25             3.38
13-May-98                200            3.31             3.31             3.31
12-May-98               1,000           3.38             3.38             3.38
11-May-98                 0             3.56             3.25             3.41
8-May-98                 900            3.38             3.38             3.38
7-May-98                  0             3.63             3.38             3.50
6-May-98                 400            3.44             3.44             3.44
5-May-98                 500            3.50             3.50             3.50
4-May-98                2,300           3.88             3.63             3.75
1-May-98               29,700           3.94             3.81             3.81
30-Apr-98               5,200           3.56             3.06             3.56
29-Apr-98                 0             3.25             2.94             3.09
28-Apr-98               5,000           3.13             3.00             3.13
27-Apr-98                100            2.88             2.88             2.88
24-Apr-98                 0             3.00             2.69             2.84
23-Apr-98               1,000           2.88             2.88             2.88
22-Apr-98               7,400           3.00             2.75             3.00
21-Apr-98              16,700           2.69             2.50             2.63
20-Apr-98               4,100           2.75             2.69             2.75
17-Apr-98              41,300           3.00             2.69             2.69
16-Apr-98               1,000           3.06             3.06             3.06
15-Apr-98              11,000           3.13             3.06             3.06
14-Apr-98              10,700           3.50             3.06             3.38
13-Apr-98               2,500           3.00             3.00             3.00
9-Apr-98                 500            3.06             3.00             3.00

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
8-Apr-98                  0             3.31             2.88             3.09
7-Apr-98                 700            3.13             3.13             3.13
6-Apr-98                  0             3.44             2.94             3.19
3-Apr-98                  0             3.56             3.06             3.31
2-Apr-98                3,600           3.38             3.25             3.25
1-Apr-98                  0             3.69             3.31             3.50
31-Mar-98               9,400           3.50             3.00             3.50
30-Mar-98               4,000           3.06             2.94             2.94
27-Mar-98                700            3.19             3.19             3.19
26-Mar-98                 0             3.31             2.94             3.13
25-Mar-98                800            3.19             3.19             3.19
24-Mar-98                200            3.31             3.31             3.31
23-Mar-98               1,100           3.38             3.38             3.38
20-Mar-98                 0             3.50             2.88             3.19
19-Mar-98                 0             3.50             3.13             3.31
18-Mar-98               1,900           3.31             3.19             3.31
17-Mar-98                 0             3.50             3.13             3.31
16-Mar-98                 0             3.50             3.25             3.38
13-Mar-98               1,300           3.31             3.31             3.31
12-Mar-98                 0             3.56             3.19             3.38
11-Mar-98               1,000           3.50             3.38             3.38
10-Mar-98                 0             3.69             3.38             3.53
9-Mar-98                 400            3.50             3.50             3.50
6-Mar-98                2,500           3.63             3.63             3.63
5-Mar-98                3,700           3.63             3.50             3.50
4-Mar-98                 600            3.50             3.50             3.50
3-Mar-98                  0             3.81             3.50             3.66

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
2-Mar-98                1,000           3.56             3.56             3.56
27-Feb-98              10,300           3.69             3.25             3.63
26-Feb-98                300            3.38             3.38             3.38
25-Feb-98                800            3.44             3.44             3.44
24-Feb-98                 0             3.56             3.31             3.44
23-Feb-98                600            3.50             3.44             3.44
20-Feb-98                 0             3.63             3.13             3.38
19-Feb-98               7,500           3.63             3.50             3.50
18-Feb-98               2,200           3.75             3.75             3.75
17-Feb-98                 0             3.75             3.44             3.59
13-Feb-98                200            3.63             3.63             3.63
12-Feb-98               1,000           3.75             3.75             3.75
11-Feb-98               2,200           3.75             3.63             3.63
10-Feb-98               6,500           4.00             3.75             3.75
9-Feb-98                3,100           3.88             3.63             3.88
6-Feb-98                3,000           3.88             3.63             3.63
5-Feb-98               20,100           3.88             3.56             3.88
4-Feb-98               24,500           3.75             3.00             3.75
3-Feb-98                4,000           3.00             2.94             2.94
2-Feb-98                  0             3.00             2.69             2.84
30-Jan-98              12,400           2.88             2.75             2.88
29-Jan-98               6,200           2.63             2.50             2.63
28-Jan-98                 0             2.75             2.44             2.59
27-Jan-98              10,000           2.63             2.63             2.63
26-Jan-98                300            2.50             2.50             2.50
23-Jan-98                200            2.63             2.63             2.63
22-Jan-98                 0             2.81             2.44             2.63

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
5-May-99                  0             $2.75           $2.44            $2.59
4-May-99                  0             $2.69           $2.44            $2.56
3-May-99                  0             $2.69           $2.44            $2.56
30-Apr-99               4,400           $2.69           $2.63            $2.63
29-Apr-99                 0             $2.69           $2.31            $2.50
28-Apr-99                 0             $2.69           $2.31            $2.50
27-Apr-99                 0             $2.69           $2.31            $2.50
26-Apr-99               1,500           $2.50           $2.50            $2.50
23-Apr-99                 0             $2.56           $2.19            $2.38
22-Apr-99                200            $2.38           $2.38            $2.38
21-Apr-99               1,000           $2.50           $2.38            $2.50
20-Apr-99                300            $2.50           $2.38            $2.50
19-Apr-99                500            $2.50           $2.50            $2.50
16-Apr-99               1,500           $2.38           $2.38            $2.38
15-Apr-99                 0             $2.69           $2.31            $2.50
14-Apr-99               1,000           $2.50           $2.50            $2.50
13-Apr-99               6,400           $2.50           $2.50            $2.50
12-Apr-99                 0             $2.63           $2.13            $2.38
9-Apr-99                6,000           $2.50           $2.50            $2.50
8-Apr-99                  0             $2.75           $2.44            $2.59
7-Apr-99                  0             $2.75           $2.44            $2.59
6-Apr-99                2,400           $2.56           $2.50            $2.56
5-Apr-99                  0             $2.75           $2.44            $2.59
1-Apr-99                 300            $2.63           $2.63            $2.63
31-Mar-99               6,800           $2.75           $2.63            $2.75
30-Mar-99                 0             $2.63           $2.44            $2.53
29-Mar-99               2,100           $2.63           $2.63            $2.63

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
26-Mar-99                500            $2.63           $2.63            $2.63
25-Mar-99               2,000           $2.50           $2.44            $2.44
24-Mar-99                 0             $3.00           $2.25            $2.63
23-Mar-99                 0             $2.81           $2.44            $2.63
22-Mar-99                 0             $2.75           $2.44            $2.59
19-Mar-99                 0             $2.81           $2.44            $2.63
18-Mar-99                 0             $2.75           $2.50            $2.63
17-Mar-99                 0             $2.75           $2.44            $2.59
16-Mar-99                400            $2.56           $2.56            $2.56
15-Mar-99               1,600           $2.63           $2.63            $2.63
12-Mar-99                200            $2.63           $2.63            $2.63
11-Mar-99                 0             $2.81           $2.56            $2.69
10-Mar-99                 0             $2.94           $2.50            $2.72
9-Mar-99                  0             $2.75           $2.44            $2.59
8-Mar-99                  0             $2.75           $2.50            $2.63
5-Mar-99                  0             $2.75           $2.50            $2.63
4-Mar-99                  0             $2.75           $2.50            $2.63
3-Mar-99                  0             $2.75           $2.50            $2.63
2-Mar-99                1,600           $2.75           $2.69            $2.75
1-Mar-99                4,000           $2.88           $2.88            $2.88
26-Feb-99               8,000           $2.81           $2.56            $2.81
25-Feb-99               4,100           $2.50           $2.50            $2.50
24-Feb-99               2,000           $2.50           $2.50            $2.50
23-Feb-99                 0             $2.69           $2.44            $2.56
22-Feb-99               5,000           $2.50           $2.50            $2.50
19-Feb-99                 0             $2.63           $2.44            $2.53
18-Feb-99               1,700           $2.56           $2.56            $2.56

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
17-Feb-99               1,800           $2.50           $2.50            $2.50
16-Feb-99                 0             $2.56           $2.31            $2.44
12-Feb-99               5,700           $2.50           $2.38            $2.50
11-Feb-99                 0             $2.81           $2.13            $2.47
10-Feb-99               1,700           $2.50           $2.50            $2.50
9-Feb-99                3,200           $2.50           $2.38            $2.38
8-Feb-99                1,100           $2.38           $2.38            $2.38
5-Feb-99                  0             $2.50           $2.25            $2.38
4-Feb-99                  0             $2.56           $2.31            $2.44
3-Feb-99                 400            $2.44           $2.44            $2.44
2-Feb-99                7,000           $2.50           $2.50            $2.50
1-Feb-99                4,000           $2.50           $2.50            $2.50
29-Jan-99               8,000           $2.63           $2.50            $2.63
28-Jan-99               5,000           $2.50           $2.50            $2.50
27-Jan-99                 0             $2.50           $2.31            $2.41
26-Jan-99                 0             $2.56           $2.31            $2.44
25-Jan-99               1,000           $2.44           $2.44            $2.44
22-Jan-99                 0             $2.50           $2.31            $2.41
21-Jan-99               4,500           $2.50           $2.38            $2.50
20-Jan-99               2,700           $2.50           $2.50            $2.50
19-Jan-99               2,900           $2.50           $2.50            $2.50
15-Jan-99                600            $2.38           $2.38            $2.38
14-Jan-99               6,800           $2.50           $2.44            $2.44
13-Jan-99                 0             $2.50           $2.31            $2.41
12-Jan-99                500            $2.44           $2.38            $2.38
11-Jan-99               5,000           $2.50           $2.38            $2.38
8-Jan-99                  0             $2.69           $2.38            $2.53

CLASS A
DAILY PRICE AND VOLUME SINCE 1/1/98

  DATE                 VOLUME           HIGH             LOW             CLOSE
  ----                 ------           ----             ---             -----
7-Jan-99                  0             $2.75           $2.44            $2.59
6-Jan-99                2,800           $2.63           $2.56            $2.56
5-Jan-99                1,000           $2.56           $2.56            $2.56
4-Jan-99               13,500           $2.69           $2.50            $2.69
31-Dec-98               3,500           $2.50           $2.50            $2.50
30-Dec-98               5,100           $2.63           $2.50            $2.50
29-Dec-98                 0             $2.69           $2.31            $2.50
28-Dec-98               1,000           $2.38           $2.38            $2.38
24-Dec-98                400            $2.50           $2.50            $2.50
23-Dec-98               2,600           $2.50           $2.38            $2.50
22-Dec-98               6,000           $2.50           $2.50            $2.50
21-Dec-98                200            $2.56           $2.56            $2.56
18-Dec-98                200            $2.56           $2.56            $2.56
17-Dec-98                 0             $2.75           $2.50            $2.63
16-Dec-98                 0              2.81            2.44             2.63
15-Dec-98                 0              2.75            2.50             2.63
14-Dec-98                 0              2.81            2.50             2.66
11-Dec-98               1,000            2.63            2.63             2.63
10-Dec-98                600             2.69            2.69             2.69
9-Dec-98                 400             2.69            2.69             2.69
8-Dec-98                  0              3.00            2.50             2.75
7-Dec-98                 300             2.69            2.69             2.69
4-Dec-98                  0              2.88            2.50             2.69
3-Dec-98                 400             2.69            2.69             2.69
2-Dec-98                 300             2.75            2.75             2.75
1-Dec-98                  0              2.94            2.63             2.78
30-Nov-98               7,500            2.81            2.50             2.81

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
25-Mar-99               1,500             2.63              2.50              2.50
24-Mar-99                 0               2.94              2.25              2.59
23-Mar-99                 0               2.94              2.44              2.69
22-Mar-99                 0               2.88              2.56              2.72
19-Mar-99                800              2.75              2.75              2.75
18-Mar-99                 0               2.88              2.50              2.69
17-Mar-99                300              2.63              2.63              2.63
16-Mar-99                 0               2.94              2.50              2.72
15-Mar-99                 0               2.94              2.56              2.75
12-Mar-99               5,000             2.75              2.75              2.75
11-Mar-99                 0               2.81              2.50              2.66
10-Mar-99                 0               2.81              2.44              2.63
 9-Mar-99                 0               2.75              2.44              2.59
 8-Mar-99               2,000             2.50              2.50              2.50
 5-Mar-99               2,400             2.50              2.44              2.50
 4-Mar-99                 0               2.75              2.50              2.63
 3-Mar-99               1,100             2.63              2.56              2.56
 2-Mar-99                 0               2.88              2.63              2.75
 1-Mar-99               4,200             2.88              2.81              2.81
26-Feb-99               9,300             2.94              2.63              2.94
25-Feb-99                700              2.63              2.44              2.63
24-Feb-99                 0               2.69              2.44              2.56
23-Feb-99                 0               2.69              2.38              2.53
22-Feb-99               4,000             2.44              2.44              2.44
19-Feb-99                 0               2.69              2.31              2.50
18-Feb-99               2,500             2.50              2.50              2.50
17-Feb-99                500              2.50              2.50              2.50
16-Feb-99                100              2.38              2.38              2.38
12-Feb-99               7,200             2.50              2.38              2.50
11-Feb-99                 0               2.75              2.13              2.44
10-Feb-99                 0               3.00              2.13              2.56
 9-Feb-99                100              2.50              2.50              2.50

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
 8-Feb-99                 0               2.63              2.44              2.53
 5-Feb-99               2,000             2.56              2.50              2.50
 4-Feb-99                 0               2.81              2.44              2.63
 3-Feb-99                 0               2.88              2.44              2.66
 2-Feb-99                800              2.75              2.69              2.75
 1-Feb-99                 0               2.75              2.44              2.59
29-Jan-99               3,000             2.69              2.69              2.69
28-Jan-99                100              2.44              2.44              2.44
27-Jan-99                 0               2.63              2.31              2.47
26-Jan-99                 0               2.56              2.38              2.47
25-Jan-99                 0               2.69              2.31              2.50
22-Jan-99                100              2.38              2.38              2.38
21-Jan-99                 0               2.56              2.31              2.44
20-Jan-99               1,200             2.50              2.50              2.50
19-Jan-99                 0               2.56              2.44              2.50
15-Jan-99                300              2.44              2.44              2.44
14-Jan-99               2,900             2.50              2.44              2.50
13-Jan-99                 0               2.56              2.38              2.47
12-Jan-99                100              2.44              2.44              2.44
11-Jan-99                800              2.50              2.38              2.38
 8-Jan-99               2,500             2.50              2.50              2.50
 7-Jan-99                400              2.50              2.50              2.50
 6-Jan-99               1,000             2.69              2.56              2.56
 5-Jan-99                 0               2.94              2.31              2.63
 4-Jan-99                 0               2.81              2.50              2.66
31-Dec-98               3,000             2.75              2.75              2.75
30-Dec-98               3,000             2.75              2.75              2.75
29-Dec-98                 0               2.81              2.44              2.63
28-Dec-98                600              2.63              2.63              2.63
24-Dec-98                 0               2.81              2.44              2.63
23-Dec-98                100              2.69              2.69              2.69
22-Dec-98                 0               2.75              2.44              2.59
21-Dec-98                200              2.56              2.56              2.56

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
18-Dec-98                200              2.56              2.56              2.56
17-Dec-98               3,000             2.69              2.69              2.69
16-Dec-98                 0               2.75              2.38              2.56
15-Dec-98              13,100             2.75              2.56              2.56
14-Dec-98               1,500             2.88              2.88              2.88
11-Dec-98                 0               3.00              2.63              2.81
10-Dec-98                 0               3.00              2.69              2.84
 9-Dec-98                 0               3.06              2.69              2.88
 8-Dec-98                 0               3.38              2.38              2.88
 7-Dec-98                100              2.88              2.88              2.88
 4-Dec-98                 0               3.13              2.75              2.94
 3-Dec-98                 0               3.00              2.81              2.91
 2-Dec-98               1,200             2.88              2.88              2.88
 1-Dec-98                 0               3.13              2.75              2.94
30-Nov-98               3,500             3.00              2.88              3.00
27-Nov-98                 0               3.06              2.63              2.84
25-Nov-98                800              2.69              2.69              2.69
24-Nov-98                100              2.75              2.75              2.75
23-Nov-98                 0               2.88              2.56              2.72
20-Nov-98                 0               2.94              2.69              2.81
19-Nov-98                800              2.88              2.81              2.88
18-Nov-98                 0               2.88              2.69              2.78
17-Nov-98                700              2.88              2.88              2.88
16-Nov-98                 0               3.00              2.69              2.84
13-Nov-98                 0               2.94              2.75              2.84
12-Nov-98                 0               2.94              2.69              2.81
11-Nov-98                 0               3.00              2.75              2.88
10-Nov-98                 0               3.00              2.69              2.84
 9-Nov-98                 0               3.13              2.81              2.97
 6-Nov-98                 0               3.00              2.69              2.84
 5-Nov-98                 0               3.00              2.81              2.91
 4-Nov-98                 0               3.00              2.50              2.75
 3-Nov-98                 0               2.94              2.69              2.81

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
 2-Nov-98               1,000             3.00              2.88              2.88
30-Oct-98               3,400             3.00              2.88              3.00
29-Oct-98                 0               3.06              2.81              2.94
28-Oct-98                 0               3.00              2.81              2.91
27-Oct-98               2,700             2.88              2.88              2.88
26-Oct-98                 0               2.94              2.69              2.81
23-Oct-98                 0               2.88              2.56              2.72
22-Oct-98                 0               2.94              2.56              2.75
21-Oct-98                 0               2.94              2.63              2.78
20-Oct-98                 0               2.94              2.56              2.75
19-Oct-98                 0               3.06              2.63              2.84
16-Oct-98               3,000             2.75              2.56              2.75
15-Oct-98               1,000             2.63              2.63              2.63
14-Oct-98                 0               2.88              2.50              2.69
13-Oct-98                 0               2.81              2.56              2.69
12-Oct-98                 0               2.81              2.56              2.69
 9-Oct-98               1,000             2.69              2.69              2.69
 8-Oct-98               2,500             2.81              2.81              2.81
 7-Oct-98                500              2.88              2.88              2.88
 6-Oct-98                100              2.88              2.88              2.88
 5-Oct-98                 0               3.00              2.75              2.88
 2-Oct-98               2,000             2.88              2.88              2.88
 1-Oct-98                 0               3.13              2.63              2.88
30-Sep-98               1,000             3.00              3.00              3.00
29-Sep-98                 0               3.06              2.81              2.94
28-Sep-98                 0               3.00              2.75              2.88
25-Sep-98               4,500             3.00              2.94              3.00
24-Sep-98               3,400             2.88              2.81              2.88
23-Sep-98                 0               2.88              2.63              2.75
22-Sep-98                 0               2.94              2.69              2.81
21-Sep-98                 0               2.75              2.56              2.66
18-Sep-98                 0               2.88              2.56              2.72
17-Sep-98               4,600             2.69              2.44              2.69

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
16-Sep-98                 0               2.56              2.38              2.47
15-Sep-98                 0               2.63              2.31              2.47
14-Sep-98                 0               2.69              2.38              2.53
11-Sep-98                800              2.50              2.50              2.50
10-Sep-98               5,900             2.75              2.63              2.75
 9-Sep-98                 0               2.94              2.69              2.81
 8-Sep-98                200              2.75              2.75              2.75
 4-Sep-98                700              2.88              2.75              2.75
 3-Sep-98                500              2.69              2.69              2.69
 2-Sep-98                 0               3.00              2.63              2.81
 1-Sep-98                600              2.88              2.81              2.81
31-Aug-98               3,100             2.94              2.88              2.94
28-Aug-98               3,000             2.75              2.75              2.75
27-Aug-98                500              2.81              2.81              2.81
26-Aug-98                 0               2.94              2.50              2.72
25-Aug-98                 0               3.19              2.56              2.88
24-Aug-98                 0               3.06              2.75              2.91
21-Aug-98               3,000             2.81              2.81              2.81
20-Aug-98                 0               3.13              2.75              2.94
19-Aug-98               3,500             2.94              2.94              2.94
18-Aug-98               1,000             3.00              3.00              3.00
17-Aug-98                 0               3.13              2.88              3.00
14-Aug-98                 0               3.25              2.94              3.09
13-Aug-98                 0               3.13              2.94              3.03
12-Aug-98                 0               3.25              2.88              3.06
11-Aug-98                 0               3.25              2.94              3.09
10-Aug-98                 0               3.31              2.94              3.13
 7-Aug-98                 0               3.19              2.75              2.97
 6-Aug-98                 0               3.25              2.75              3.00
 5-Aug-98                100              3.13              3.13              3.13
 4-Aug-98                 0               3.38              2.88              3.13
 3-Aug-98                 0               3.38              3.06              3.22
31-Jul-98              13,000             3.25              3.00              3.25

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
30-Jul-98                900              3.06              3.06              3.06
29-Jul-98                300              3.13              3.13              3.13
28-Jul-98                 0               3.19              2.94              3.06
27-Jul-98                 0               3.25              3.06              3.16
24-Jul-98                 0               3.38              3.06              3.22
23-Jul-98                 0               3.38              2.88              3.13
22-Jul-98               3,900             3.25              3.13              3.13
21-Jul-98                 0               3.56              3.06              3.31
20-Jul-98                500              3.25              3.13              3.25
17-Jul-98                 0               3.31              3.06              3.19
16-Jul-98                 0               3.31              2.94              3.13
15-Jul-98                800              3.13              3.13              3.13
14-Jul-98                300              3.13              3.13              3.13
13-Jul-98                 0               3.44              3.06              3.25
10-Jul-98                300              3.13              3.13              3.13
 9-Jul-98                 0               3.38              3.13              3.25
 8-Jul-98                100              3.19              3.19              3.19
 7-Jul-98                 0               3.44              3.13              3.28
 6-Jul-98               1,400             3.25              3.25              3.25
 2-Jul-98                 0               3.63              3.31              3.47
 1-Jul-98                 0               3.69              3.31              3.50
30-Jun-98               6,300             3.50              3.31              3.50
29-Jun-98                100              3.38              3.38              3.38
26-Jun-98                 0               3.75              3.38              3.56
25-Jun-98                 0               3.56              3.31              3.44
24-Jun-98                300              3.44              3.44              3.44
23-Jun-98                 0               3.56              3.19              3.38
22-Jun-98                800              3.50              3.44              3.44
19-Jun-98                100              3.38              3.38              3.38
18-Jun-98                600              3.50              3.50              3.50
17-Jun-98                 0               3.69              3.31              3.50
16-Jun-98                 0               3.63              3.31              3.47
15-Jun-98                700              3.50              3.50              3.50

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
12-Jun-98               2,600             3.63              3.63              3.63
11-Jun-98               5,400             3.50              3.44              3.50
10-Jun-98                 0               3.88              3.19              3.53
 9-Jun-98                500              3.56              3.56              3.56
 8-Jun-98                300              3.38              3.38              3.38
 5-Jun-98                100              3.44              3.44              3.44
 4-Jun-98               2,000             3.50              3.50              3.50
 3-Jun-98                100              3.63              3.63              3.63
 2-Jun-98                 0               3.81              3.44              3.63
 1-Jun-98                 0               3.75              3.25              3.50
29-May-98               2,000             3.63              3.56              3.63
28-May-98                100              3.44              3.44              3.44
27-May-98                 0               3.63              3.31              3.47
26-May-98                 0               3.56              3.31              3.44
22-May-98                 0               3.56              3.25              3.41
21-May-98                 0               3.50              3.06              3.28
20-May-98                 0               3.50              3.06              3.28
19-May-98                100              3.44              3.44              3.44
18-May-98               1,100             3.50              3.38              3.38
15-May-98                 0               3.75              3.44              3.59
14-May-98                 0               3.75              3.44              3.59
13-May-98                 0               3.81              3.44              3.63
12-May-98                700              3.63              3.63              3.63
11-May-98                 0               3.69              3.38              3.53
 8-May-98                 0               3.75              3.38              3.56
 7-May-98                 0               3.63              3.38              3.50
 6-May-98                600              3.50              3.50              3.50
 5-May-98                 0               3.69              3.44              3.56
 4-May-98                100              3.56              3.56              3.56
 1-May-98               2,500             3.63              3.50              3.63
30-Apr-98               4,200             3.44              3.38              3.44
29-Apr-98               2,700             3.38              3.25              3.38
28-Apr-98                600              3.13              3.13              3.13

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
27-Apr-98                 0               3.13              2.81              2.97
24-Apr-98                100              3.00              3.00              3.00
23-Apr-98                 0               3.19              2.81              3.00
22-Apr-98                 0               3.19              2.81              3.00
21-Apr-98                 0               3.13              2.69              2.91
20-Apr-98                 0               3.19              2.81              3.00
17-Apr-98                200              3.00              3.00              3.00
16-Apr-98                100              3.31              3.31              3.31
15-Apr-98                100              3.38              3.38              3.38
14-Apr-98               4,800             3.38              3.00              3.25
13-Apr-98               2,500             3.00              3.00              3.00
 9-Apr-98                100              3.13              3.13              3.13
 8-Apr-98                 0               3.44              2.94              3.19
 7-Apr-98                400              3.31              3.25              3.25
 6-Apr-98                 0               3.44              3.06              3.25
 3-Apr-98                 0               3.50              3.25              3.38
 2-Apr-98                500              3.44              3.31              3.31
 1-Apr-98                800              3.44              3.31              3.44
31-Mar-98              11,400             3.44              3.19              3.44
30-Mar-98               2,500             3.19              2.94              3.06
27-Mar-98                 0               3.56              3.19              3.38
26-Mar-98                 0               3.56              3.19              3.38
25-Mar-98                300              3.38              3.38              3.38
24-Mar-98                 0               3.88              3.13              3.50
23-Mar-98               1,800             3.50              3.38              3.50
20-Mar-98               3,300             3.44              3.31              3.44
19-Mar-98                 0               3.50              3.25              3.38
18-Mar-98                 0               3.56              3.25              3.41
17-Mar-98               9,000             3.50              3.31              3.31
16-Mar-98                 0               3.81              3.44              3.63
13-Mar-98                200              3.50              3.50              3.50
12-Mar-98               2,000             3.50              3.50              3.50
11-Mar-98                900              3.50              3.50              3.50

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
10-Mar-98                700              3.50              3.50              3.50
 9-Mar-98                 0               3.81              3.44              3.63
 6-Mar-98                 0               3.81              3.44              3.63
 5-Mar-98                100              3.63              3.63              3.63
 4-Mar-98                400              3.69              3.69              3.69
 3-Mar-98                 0               3.94              3.63              3.78
 2-Mar-98                 0               3.94              3.56              3.75
27-Feb-98               5,700             3.75              3.50              3.63
26-Feb-98                 0               3.69              3.31              3.50
25-Feb-98                300              3.50              3.50              3.50
24-Feb-98                 0               3.69              3.38              3.53
23-Feb-98                600              3.56              3.50              3.56
20-Feb-98                 0               3.63              3.25              3.44
19-Feb-98                 0               3.69              3.44              3.56
18-Feb-98               3,300             3.63              3.50              3.56
17-Feb-98               3,500             3.63              3.63              3.63
13-Feb-98               4,400             3.69              3.63              3.69
12-Feb-98                 0               3.63              3.13              3.38
11-Feb-98               1,600             3.50              3.50              3.50
10-Feb-98               2,600             3.81              3.63              3.63
 9-Feb-98                800              3.75              3.75              3.75
 6-Feb-98               1,900             3.81              3.75              3.75
 5-Feb-98               6,300             3.88              3.38              3.88
 4-Feb-98               8,000             3.38              3.25              3.38
 3-Feb-98               3,000             3.25              3.25              3.25
 2-Feb-98                400              3.13              3.13              3.13
30-Jan-98               2,000             3.00              2.88              3.00
29-Jan-98               1,000             2.69              2.69              2.69
28-Jan-98                 0               3.06              2.69              2.88
27-Jan-98                 0               3.00              2.50              2.75
26-Jan-98                400              2.75              2.75              2.75
23-Jan-98                 0               2.94              2.56              2.75
22-Jan-98               1,600             2.75              2.75              2.75

CLASS B
DAILY PRICE AND VOLUME SINCE 1/1/98

   DATE                VOLUME             HIGH               LOW              CLOSE
---------              ------             ----               ---              -----
21-Jan-98                100              2.75              2.75              2.75
20-Jan-98                300              2.88              2.88              2.88
16-Jan-98                100              2.88              2.88              2.88
15-Jan-98                 0               3.06              2.69              2.88
14-Jan-98                600              2.88              2.88              2.88
13-Jan-98               1,300             2.88              2.75              2.75
12-Jan-98                500              2.63              2.63              2.63
 9-Jan-98                 0               2.94              2.56              2.75
 8-Jan-98                 0               2.88              2.56              2.72
 7-Jan-98                100              2.75              2.75              2.75
 6-Jan-98               4,100             2.88              2.63              2.75
 5-Jan-98                 0               2.81              2.44              2.63
 2-Jan-98                500              2.63              2.63              2.63

Number of days with positive volume:                     179
Number of days at $3.50 or above:                         34
Percentage of days at $3.50 or above:                    19%

TRADING AND EQUITY ANALYSIS

         MARKET VALUE OF EQUITY AS A PERCENTAGE OF BOOK VALUE OF EQUITY
                          QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                      45                     J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS

                          TOTAL CAPITALIZATION TO EBIT
                          QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                      46                     J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


                         TOTAL CAPITALIZATION TO EBITDA
                          QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                      47                     J.C. Bradford & Co.

LIQUIDATION ANALYSIS

LIQUIDATION VALUE
BASED ON FEBRUARY 28, 1999 BALANCE SHEET

                                            ACTUAL    MANAGEMENT  THEORETICAL
                                            ------    ----------  -----------
ASSETS

Cash                                       $  2,027     $ 2,027     $ 2,027
Accounts Receivable                          19,154      18,196      18,196
Inventories
     Finished Product                        32,675      16,338      21,239
     Raw Material                             1,096         274         712
     Growing Crops                            2,342          --          --
     Packaging Materials                      1,127          --          --
     Sundry Supplies                            545          --          --
Prepaid Expenses                              3,296          --          --
Refundable Taxes                                 --          --          --
Deferred Income Taxes                         1,641          --          --
Net PP&E                                     58,553      47,485      47,485
Other assets
     Notes & Accounts Receivable                 51          51          51
     Deferred Charges & Other Assets            893          --          --
     Property & Equipment Held For
         Disposal, Est. Realiz. Value            --          --          --

Total Assets                                123,400      84,370      89,710
                                            =======      ======      ======
LIABILITIES

Current Liabilities
     Notes Payable to Banks and Others           --          --          --
     Accounts Payable                        13,638      13,638      13,638
     Accrued Liabilities                      7,670       7,670       7,670
     Accrued (Prepaid) Burden                    --          --          --
     Income Taxes Payable                       514         514         514
     Deferred Income Taxes - Current             --          --          --
     Current Maturities of L-T-D              2,496       2,496       2,496

Long-term Debt Less Current Maturities       48,302      48,302      48,302
Long-term Revolving Loan                         --          --          --
Deferred Income Taxes - Long-term             4,512          --          --
Total Liabilities                            77,132      72,620      72,620
                                             ------      ------      ------
Equity                                       46,268      11,750      17,090
                                             ------      ------      ------
Total Liabilities and Equity                123,400      84,370      89,710
                                            =======      ======      ======
Shares Outstanding                            6,810       6,810       6,810
                                            -------------------------------
Book Value Per Share                       $   6.79     $  1.73     $  2.51
                                           --------------------------------


                                      48                     J.C. Bradford & Co.